UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                   811-06221

                           Brandywine Blue Fund, Inc.
                           --------------------------

               (Exact name of registrant as specified in charter)

                               3711 Kennett Pike
                              Greenville, DE 19807
                              --------------------

              (Address of principal executive offices) (Zip code)

                              William F. D'Alonzo
                               3711 Kennett Pike
                           Greenville, Delaware 19807
                           --------------------------

                    (Name and address of agent for service)

                                 (302) 656-3017
                                 --------------

              Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: March 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                          (THE BRANDYWINE FUNDS LOGO)

MANAGED BY FRIESS ASSOCIATES, LLC      SEMI-ANNUAL REPORT        MARCH 31, 2006

DEAR FELLOW SHAREHOLDERS:

   Investors shrugged off slower growth, higher interest rates and a new round of energy-price jitters on their way to fueling a generally upbeat March-quarter environment for stocks. Some areas, as always, fared better than others, and the Brandywine Funds held many companies that were positioned to prosper.

   Brandywine Fund grew 9.30 percent in the March quarter, outpacing gains in the Russell 3000 and Russell 3000 Growth Indexes of 5.31 and 4.07 percent. Brandywine Blue Fund added 7.57 percent while the S&P 500, Russell 1000 and Russell 1000 Growth Indexes gained 4.21, 4.49 and 3.09 percent.

   Amid signs of consumer fatigue, holdings that generate profits by selling their wares to business customers were standout performers. Energy-related holdings also notably contributed to the cause as the drive to boost supplies continued, promoting persistent demand for providers of services and equipment critical to production.

   Within the industrial sector, diversified manufacturer Manitowoc
(Brandywine) surged as the non-residential construction and mining markets drove demand for the company's cranes and related products, resulting in 147 percent December-quarter earnings growth. United Rentals (Brandywine), which saw increased demand for heavy equipment rentals, also aided results.

   Larger industrial holdings Emerson Electric and Precision Castparts were common to both Funds. Driven by robust demand from energy and aerospace customers, respectively, Emerson Electric and Precision Castparts exceeded expectations with 37 and 48 percent December-quarter earnings growth.

   Weatherford International, a consistent contributor for both Funds for most of the past two years, continued on its tear thanks to more good news on the earnings front. The company, which helps facilitate and optimize drilling operations, beat estimates with 67 percent December-quarter earnings growth. Halliburton (sold during the quarter) and Diamond Offshore (Brandywine Blue) also enjoyed returns that showed appreciation for their strong earnings gains.

   With the industrial, aerospace, construction and energy markets all buzzing at once, demand for raw materials remains strong. Metals makers, including Carpenter Technology (Brandywine) and Commercial Metals (Brandywine), also figured prominently in Brandywine's results.

   Materials holdings played a smaller role in the Brandywine Blue portfolio. Brandywine Blue's supporting contributions came from the tech sector, where Oracle (both Funds), Cisco Systems (both Funds) and Corning (sold during the quarter) climbed on the heels of 19, 18 and 83 percent earnings growth in their most recent quarters.

                                        BRANDYWINE          BRANDYWINE BLUE
  CUMULATIVE TOTAL RETURN                % CHANGE               % CHANGE
  -----------------------               ----------          ---------------
  QUARTER                                   9.30                   7.57
  ONE YEAR                                 23.70                  19.59
  FIVE YEARS                               31.96                  36.49
  TEN YEARS                               148.92                 155.48
  INCEPTION                             1,326.36*<F1>            660.81**<F2>

  ANNUALIZED TOTAL RETURN
  -----------------------
  FIVE YEARS                                5.70                   6.42
  TEN YEARS                                 9.55                   9.83
  INCEPTION                                14.03*<F1>             14.26**<F2>

*<F1> 12/30/85     **<F2> 1/10/91

Performance data quoted represent past performance; past performance does not
-----------------------------------------------------------------------------
guarantee future results. The investment return and principal value of an
-------------------------
investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

   Consumer-related holdings were among the most notable detractors. Sherwin-Williams was the primary culprit in both Funds. Shares fell after a jury in Rhode Island held Sherwin-Williams and two other companies liable for lead-paint cleanup costs in the first case of its kind to succeed.

   For more information on the holdings that influenced March-quarter performance the most, please see "Roses & Thorns" on pages 4 and 6.

   Tepid GDP growth in the December quarter sparked fresh concerns about the economy, with the consumer shouldering most of the blame. Individual-company earnings trends led to a significant reduction in exposure to companies sensitive to consumer discretion in the summer of 2005, and consumer-discretionary companies have played a more limited role in the portfolios since that time.

   Companies with fortunes linked to business customers, such as technology and industrial companies, enjoy brighter earnings prospects and, as a result, hold prominent positions in the portfolios. The persistent strength on the industrial side of the economy, including encouraging trends in non-residential construction, also continues to stoke demand for basic materials like cement and steel. Energy-company exposure is down from past quarters mainly due to sales of holdings that reached their target prices.

   Overall, tech companies comprise the largest percentage of portfolio assets, followed by industrial companies. Health-care holdings are not far behind. Here, too, we've identified broad spending trends - from the Medicare prescription plan to the ongoing migration toward service providers and insurers that can help control spiraling costs - that certain companies are well-positioned to capitalize on.

   The Brandywine Funds lost a dear friend and longtime adviser with the passing of Stig Ramel in March. Having known Stig since joining Friess Associates nearly 25 years ago, I will miss his wise counsel and sense of humor
- as I know many others here will as well. Also, Skip Schoenhals is ending his seven-year run on the Brandywine Funds board to focus on his day job at the helm of WSFS Financial. Given Skip's keen insight and no-nonsense style, his replacement will have big shoes to fill. We will miss working closely with Skip. The brief articles below go into more detail.

   We're grateful for the opportunity to serve you, and we'll be working hard to build on your March-quarter results.

/s/ Bill D'Alonzo

Bill D'Alonzo
Brandywine Funds President    April 7, 2006

                              REMEMBERING A FRIEND

   The extended Friess Associates family lost a longtime member in March when Baron Stig Ramel passed away at the age of 79. A Swedish diplomat, scholar, businessman and author, Stig possessed a rare combination of charm and intellect that made him a sought-after adviser to dignitaries, corporations and world-renowned organizations.

   Among voluminous accomplishments in international finance and philanthropy, Stig served as Executive Director of the Nobel Foundation from 1972 to 1992. Whether skating, skiing or orienteering, he also maintained into the twilight of his life a relentless energy and a passion for physical activity that belied his years.

   Stig made a lasting positive impact on our entire firm. His decision to invest Nobel Foundation assets with Friess Associates in 1974 opened a critical early chapter in our firm's history. Stig was an original member of the Brandywine Funds Board of Directors, serving from Brandywine Fund's launch at the end of 1985 until 2001.

   The way Stig lived his life was an inspiration, and we are grateful for the fond memories of him that we will carry with us for many years to come.

                       THANKS TO A DEPARTING BOARD MEMBER

   Marvin "Skip" Schoenhals, who joined the Brandywine Funds board as an independent director in 1999, decided to step down from the board to focus on his full-time responsibilities as Chairman, President and Chief Executive Officer of WSFS Financial Corp. The commitment to shareholders that Skip demonstrated during his tenure contributed to the Funds receiving an overall Stewardship Grade of "A" from Morningstar.

   We were fortunate to benefit from the considerable leadership skills Skip honed during his decades in banking. After presiding over the growth of two banks in Michigan, Skip took over a storied-but-struggling WSFS in 1990 and helped transform it into one of the nation's top performing banking organizations. WSFS in 2005 marked its fifth consecutive year of record earnings. Skip's business acumen and community involvement won him a spot in the Delaware Business Leaders Hall of Fame in 2004.

   The board is currently evaluating potential candidates for the vacant independent director position. As a director, Skip set high standards that reflected his personal character, and we greatly enjoyed and appreciated the opportunity to work with him.

                                BRANDYWINE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

           1.  Cisco Systems Inc.                                +9.3%
           2.  Oracle Corp.                                      +2.8%
           3.  Weatherford International Ltd.                  +110.3%
           4.  CIGNA Corp.                                       +8.9%
           5.  Emerson Electric Co.                             +20.7%
           6.  Hewlett-Packard Co.                               +4.3%
           7.  Precision Castparts Corp.                        +58.7%
           8.  Best Buy Co., Inc.                               +18.3%
           9.  Cemex S.A. de C.V.                                +1.1%
          10.  Fisher Scientific International Inc.              +3.9%

                                  EARNINGS GROWTH

                         YOUR COMPANIES             22%
                         S&P 500                    11%

                     FORCASTED INCREASE IN EARNINGS PER SHARE
                                   2006 VS 2005

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. MARCH 31, 2006

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $10 billion and over
                                     44.8%

                                    MID CAP
                           $2 billion to $10 billion
                                     44.4%

                                   SMALL CAP
                                below $2 billion
                                      8.5%

                                      CASH
                                      2.3%

                            TOP TEN INDUSTRY GROUPS

Communications Equipment (11.4%)
Managed Health Care (7.2%)
Aerospace & Defense (6.5%)
Health Care Equipment (5.8%)
Oil & Gas Equipment & Services (5.6%)
Electrical Components & Equipment (5.0%)
Steel (4.7%)
Systems Software (4.7%)
Semiconductors (4.0%)
Computer Hardware (3.8%)
All Other Industry Groups (39.0%)
Cash (2.3%)

                                BRANDYWINE FUND
                        MARCH QUARTER "ROSES AND THORNS"

                              $ GAIN
    BIGGEST $ WINNERS      (IN MILLIONS)    % GAIN   REASON FOR MOVE
    -----------------      -------------    ------   ---------------
       Weatherford
   International Ltd.          $38.9         26.3    December-quarter earnings grew 43 percent, beating estimates. Revenue growth of 66 percent reflected increased spending on the company's high-technology oil and gas well drilling services as worldwide production continued to expand. Weatherford's recent acquisition of Precision Drilling provides an opportunity to increase revenues per well drilled, and the company's spending on new technologies is creating a higher-margin product mix.

   Best Buy Co., Inc.          $30.8         24.4    The big-box electronics retailer grew February-quarter earnings 25 percent.
                                                     Same-store sales rose 7.3 percent on top of a 3.1 percent gain last year, due to strong sales of flat panel TVs. Gross profit margins showed continued
                                                     improvement stemming from lower costs associated with the company's Geek Squad segment, which provides technical services to individuals and small businesses. With the bulk of training and other startup costs already incurred, more revenue from the segment flows to the bottom line.

       IPSCO, Inc.             $22.2         24.9    December-quarter earnings growth beat consensus estimates by 19 percent.
                                                     Large-diameter pipe and energy tubular shipments increased both year-over-year and sequentially as demand remained strong from energy producers. As North
                                                     America's largest producer of steel plate products, Ipsco also continues to benefit from recently announced plate price increases.

  Emerson Electric Co.         $21.3         11.8    The maker of electronics products that facilitate the control of gas, liquid and electricity grew December-quarter earnings 37 percent, marking 11 straight quarters of topping analyst estimates. Five diverse business segments each achieved sales growth. Particularly strong demand from oil, gas and power end-
                                                     markets drove demand for the company's process management products. The company's climate technology division benefits from new environmental standards for residential air conditioning systems.

   Precision Castparts
          Corp.                $20.6         14.7    The manufacturer of precision fasteners and jet-engine parts grew December-
                                                     quarter earnings 48 percent, beating consensus estimates by 11 percent. Demand increased as aircraft manufacturers and power companies worked to replace critical, high-wear parts in jet engines and industrial gas turbines built three to five years ago. Precision Castparts continues to leverage its manufacturing prowess into market share gains by offering high-quality products at attractive prices.

                              $ LOSS
    BIGGEST $ LOSERS       (IN MILLIONS)    % LOSS   REASON FOR MOVE
    ----------------       -------------    ------   ---------------
 Juniper Networks, Inc.        $20.7         20.3    The maker of equipment that directs Internet traffic grew December-quarter earnings 33 percent. Despite solid results, your team sold Juniper after concerns surfaced that increased competition resulting from industry consolidation would weigh on sales of edge routers, used to route data between one or more local area networks.

        Comverse
    Technology, Inc.           $12.1         12.5    The world's largest maker of voice-mail software grew October-quarter earnings
                                                     113 percent, beating estimates. Shares slid when the company announced it would forego providing January-quarter earnings results pending a review of its accounting practices for stock option grants by its board of directors.
                                                     While the review may result in a restatement of GAAP results, we remain confident that the business is strong, as evidenced by encouraging January-
                                                     quarter revenue and backlogged order trends.

     Omnicare, Inc.            $11.2          9.4    The provider of drugs and pharmacy services to nursing homes beat estimates with 21 percent December-quarter earnings growth. While synergies associated with the company's acquisition of NeighborCare last year provide new avenues for growth, federal investigations into management practices at a number of branch locations clouded its earnings outlook. Your team sold Omnicare during the quarter.

  Sherwin-Williams Co.          $9.3          9.6    A Rhode Island jury found Sherwin-Williams and two other companies liable for lead-paint cleanup costs in the state, representing the first decision of its kind. Broader legal uncertainty related to the unexpected decision prompted your team to sell Sherwin-Williams to make room for a company with clearer earnings visibility.

      Target Corp.              $6.8          3.4    Investor concerns about decreasing purchasing power weighed on shares due to the higher energy prices and borrowing costs consumers face. While cautious sentiment regarding consumer spending patterns is likely to persist, the discount retailer's focus on unique and stylish products at attractive price points continues to create future growth potential.

All gains/losses are calculated on an average cost basis

                              BRANDYWINE BLUE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

           1.  Weatherford International Ltd.                   +73.4%
           2.  Cisco Systems Inc.                               +10.1%
           3.  CIGNA Corp.                                       +9.4%
           4.  Cemex S.A. de C.V.                                +1.5%
           5.  Hewlett-Packard Co.                               +4.8%
           6.  Oracle Corp.                                      +4.1%
           7.  Aetna Inc.                                        -1.0%
           8.  Emerson Electric Co.                             +19.7%
           9.  Fisher Scientific International Inc.              +7.5%
          10.  Best Buy Co., Inc.                               +19.2%

                                  EARNINGS GROWTH

                         YOUR COMPANIES             20%
                         S&P 500                    11%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2006 VS 2005

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. MARCH 31, 2006

                       YOUR COMPANIES' MARKET CAPITALIZATION

                                     LARGE CAP
                              $10 billion and over
                                     80.9%

                                    MID CAP
                           $2 billion to $10 billion
                                     16.7%

                                      CASH
                                      2.4%

                            TOP TEN INDUSTRY GROUPS

Managed Health Care (11.5%)
Communications Equipment (11.1%)
Aerospace & Defense (9.6%)
Oil & Gas Equipment & Services (5.1%)
Construction Materials (4.8%)
Computer Hardware (4.7%)
Systems Software (4.7%)
Electrical Components & Equipment (4.5%)
Drug Retail (4.4%)
Health Care Equipment (4.3%)
All Other Industry Groups (32.9%)
Cash (2.4%)

                              BRANDYWINE BLUE FUND
                        MARCH QUARTER "ROSES AND THORNS"

                              $ GAIN
    BIGGEST $ WINNERS      (IN MILLIONS)   % GAIN   REASON FOR MOVE
    -----------------      -------------   ------   ---------------
       Weatherford
   International Ltd.          $17.5        26.3    December-quarter earnings grew 43 percent, beating estimates. Revenue growth of
                                                    66 percent reflected increased spending on the company's high-technology oil and gas well drilling services as worldwide production continued to expand.
                                                    Weatherford's recent acquisition of Precision Drilling provides an opportunity to increase revenues per well drilled, and the company's spending on new technologies is creating a higher-margin product mix.

   Best Buy Co., Inc.          $14.4        26.1    The big-box electronics retailer grew February-quarter earnings 25 percent.
                                                    Same-store sales rose 7.3 percent on top of a 3.1 percent gain last year, due to strong sales of flat panel TVs. Gross profit margins showed continued
                                                    improvement stemming from lower costs associated with the company's Geek Squad segment, which provides technical services to individuals and small businesses.
                                                    With the bulk of training and other startup costs already incurred, more revenue from the segment flows to the bottom line.

     Halliburton Co.           $10.7        23.1    December-quarter earnings more than doubled to $1.03 per share, beating estimates by 16 percent. Strong international demand for oil-field services and increased domestic spending on pressure pumping and infrastructure drove results. Halliburton's announcement that it would spin-off a minority position in its Kellogg, Brown & Root engineering and construction segment was also viewed positively. Your team sold Halliburton when it reached our target price.

 Diamond Offshore, Inc.        $10.1        28.6    The provider of contract drilling services grew December-quarter earnings to
                                                    $0.78 per share from $0.06 a year ago, beating estimates by 28 percent. The company's second-generation floating rigs used offshore at "mid-water" depths continue to re-price above expectations as demand outpaces supply, driving earnings estimates higher.

  Emerson Electric Co.         $7.9         11.8    The maker of electronics products that facilitate the control of gas, liquid and electricity grew December-quarter earnings 37 percent, marking 11 straight quarters of topping analyst estimates. Five diverse business segments each achieved sales growth. Particularly strong demand from oil, gas and power end-
                                                    markets drove demand for the company's process management products. The company's climate technology division benefits from new environmental standards for residential air conditioning systems.

                              $ LOSS
    BIGGEST $ LOSERS       (IN MILLIONS)   % LOSS   REASON FOR MOVE
    ----------------       -------------   ------   ---------------

 Juniper Networks, Inc.        $10.0        18.9    The maker of equipment that directs Internet traffic grew December-quarter earnings 33 percent. Despite solid results, your team sold Juniper after concerns surfaced that increased competition resulting from industry consolidation would weigh on sales of edge routers, used to route data between one or more local area networks.

     Omnicare, Inc.            $7.1         13.0    The provider of drugs and pharmacy services to nursing homes beat estimates with 21 percent December-quarter earnings growth. While synergies associated with the company's acquisition of NeighborCare last year provide new avenues for growth, federal investigations into management practices at a number of branch locations clouded its earnings outlook. Your team sold Omnicare during the quarter.

  Sherwin-Williams Co.         $5.6         10.5    A Rhode Island jury found Sherwin-Williams and two other companies liable for lead-paint cleanup costs in the state, representing the first decision of its kind. Broader legal uncertainty related to the unexpected decision prompted your team to sell Sherwin-Williams to make room for a company with clearer earnings visibility.

 UnitedHealth Group Inc.       $3.6         9.8     Despite beating estimates with 23 percent December-quarter earnings growth, shares fell when an analyst downgraded the stock based on his belief that the underwriting cycle for managed care had entered its late innings. Our research shows otherwise. We expect UnitedHealth to continue to generate solid enrollment growth amid continued strong pricing trends while costs remain contained. It also benefits from productivity initiatives related to synergies associated with its recent acquisition of PacifiCare.

      Target Corp.             $3.1         4.2     Investor concerns about decreasing purchasing power weighed on shares due to the higher energy prices and borrowing costs consumers face. While cautious sentiment regarding consumer spending patterns is likely to persist, the discount retailer's focus on unique and stylish products at attractive price points continues to create future growth potential.

All gains/losses are calculated on an average cost basis

                             BRANDYWINE FUND, INC.
                            STATEMENT OF NET ASSETS
                                 March 31, 2006
                                  (Unaudited)

  SHARES                                            COST             VALUE
  ------                                            ----             -----
COMMON STOCKS - 97.7% (A)<F4>

CONSUMER DISCRETIONARY

             APPAREL RETAIL - 0.3%
    352,900  bebe stores, inc.                 $    7,092,582   $    6,500,418
    173,800  Too Inc.*<F3>                          5,414,293        5,970,030

             COMPUTER & ELECTRONICS RETAIL - 3.6%
  2,804,200  Best Buy Co., Inc.                   132,578,145      156,838,906

             GENERAL MERCHANDISE STORES - 2.0%
  1,643,800  Target Corp.                          90,124,343       85,494,038

             HOMEBUILDING - 0.6%
    660,600  Champion Enterprises, Inc.*<F3>        9,422,413        9,882,576
    484,800  Desarrolladora Homex
               S.A. de C.V. ADR*<F3>               17,071,311       17,127,984

             LEISURE PRODUCTS - 0.3%
    663,300  Callaway Golf Co.                     10,276,169       11,408,760
                                               --------------   --------------
             TOTAL CONSUMER DISCRETIONARY         271,979,256      293,222,712

             THIS SECTOR IS 7.8% ABOVE YOUR FUND'S COST.

CONSUMER STAPLES

             DRUG RETAIL - 0.9%
  1,323,300  CVS Corp.                             36,780,859       39,526,971

             PACKAGED FOODS & MEATS - 2.2%
  2,435,800  Dean Foods Co.*<F3>                   93,216,418       94,582,114
                                               --------------   --------------
             TOTAL CONSUMER STAPLES               129,997,277      134,109,085

             THIS SECTOR IS 3.2% ABOVE YOUR FUND'S COST.

ENERGY

             COAL & CONSUMABLE FUELS - 0.3%
    474,100  Alpha Natural Resources, Inc.*<F3>    10,141,654       10,970,674

             OIL & GAS EQUIPMENT & SERVICES - 5.6%
    240,900  Basic Energy Services, Inc.*<F3>       5,021,305        7,178,820
     62,000  Core Laboratories N.V.*<F3>            1,416,564        2,948,100
    684,800  Dresser-Rand Group, Inc.*<F3>         16,525,366       17,017,280
    643,200  Superior Energy Services, Inc.*<F3>   10,143,929       17,231,328
    229,200  TETRA Technologies, Inc.*<F3>          4,312,233       10,781,568
     83,600  W-H Energy Services, Inc.*<F3>         3,005,486        3,719,364
  4,085,000  Weatherford International Ltd.*<F3>   88,879,742      186,888,750

             OIL & GAS EXPLORATION & PRODUCTS - 0.1%
    442,200  Compton Petroleum Corp.*<F3>           6,546,310        5,677,848

             OIL & GAS STORAGE & TRANSPORTATION - 0.7%
  1,608,500  OMI Corp.                             30,461,050       28,985,170
                                               --------------   --------------
             TOTAL ENERGY                         176,453,639      291,398,902

             THIS SECTOR IS 65.1% ABOVE YOUR FUND'S COST.

FINANCIALS

             PROPERTY & CASUALTY INSURANCE - 2.5%
  2,130,700  Allstate Corp.                        84,951,783      111,030,777

             THRIFTS & MORTGAGE FINANCE - 2.7%
    569,800  MGIC Investment Corp.                 38,021,728       37,965,774
  1,788,300  The PMI Group, Inc.                   80,389,981       82,118,736
                                               --------------   --------------
             TOTAL FINANCIALS                     203,363,492      231,115,287

             THIS SECTOR IS 13.6% ABOVE YOUR FUND'S COST.

HEALTH CARE

             HEALTH CARE EQUIPMENT - 5.8%
  1,465,700  Beckman Coulter, Inc.                 79,615,514       79,983,249
    661,500  Cytyc Corp.*<F3>                      16,704,660       18,641,070
  2,168,800  Fisher Scientific
               International Inc.*<F3>            142,077,826      147,586,840
    250,900  Symmetry Medical Inc.*<F3>             4,680,227        5,321,589

             HEALTH CARE SERVICES - 3.1%
  1,231,000  DaVita, Inc.*<F3>                     72,385,401       74,118,510
  1,221,200  IMS Health Inc.                       30,243,555       31,470,324
    177,700  Pediatrix Medical Group, Inc.*<F3>    13,374,124       18,239,128
    222,100  TriZetto Group, Inc.*<F3>              3,788,716        3,906,739
    202,100  Ventiv Health, Inc.*<F3>               5,278,987        6,713,762

             MANAGED HEALTH CARE - 7.2%
  2,957,100  Aetna Inc.                           147,024,905      145,311,894
  1,288,600  CIGNA Corp.                          154,494,482      168,316,932

             PHARMACEUTICALS - 1.3%
  1,411,200  Endo Pharmaceuticals
               Holdings Inc.*<F3>                  42,274,288       46,301,472
    376,500  First Horizon
               Pharmaceutical Corp.*<F3>            8,750,298        9,491,565
                                               --------------   --------------
             TOTAL HEALTH CARE                    720,692,983      755,403,074

             THIS SECTOR IS 4.8% ABOVE YOUR FUND'S COST.

INDUSTRIALS

             AEROSPACE & DEFENSE - 6.5%
    525,000  Armor Holdings, Inc.*<F3>             20,278,544       30,602,250
    527,200  Embraer-Empresa Brasileira de
               Aeronautica S.A. ADR                19,572,724       19,427,320
    138,000  Esterline Technologies Corp.*<F3>      4,997,027        5,899,500
  2,719,200  Precision Castparts Corp.            101,776,550      161,520,480
  1,200,100  Rockwell Collins, Inc.                57,657,526       67,625,635

             AIRLINES - 0.1%
    303,000  AirTran Holdings, Inc.*<F3>            5,399,183        5,487,330

             CONSTRUCTION & ENGINEERING - 1.9%
    373,400  Infrasource Services Inc.*<F3>         6,534,563        6,426,214
  1,154,800  McDermott International, Inc.*<F3>    29,922,482       62,878,860
    117,300  Washington Group
               International, Inc.                  6,043,669        6,731,847
    197,400  Williams Scotsman
               International Inc.*<F3>              3,158,400        4,944,870

             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS - 0.6%
    274,800  Manitowoc Company, Inc.               13,695,011       25,048,020

             DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES - 0.2%
    180,000  West Corp.*<F3>                        7,504,746        8,038,800

             ELECTRICAL COMPONENTS & EQUIPMENT - 5.0%
    814,200  AMETEK, Inc.                          30,371,266       36,606,432
  2,006,200  Emerson Electric Co.                 139,047,133      167,778,506
    300,600  Thomas & Betts Corp.*<F3>              9,262,410       15,444,828

             ENVIRONMENTAL SERVICES & FACILITIES SERVICES - 0.5%
    199,500  Clean Harbors, Inc.*<F3>               5,618,509        5,919,165
    364,900  Waste Connections, Inc.*<F3>          12,577,832       14,526,669

             INDUSTRIAL CONGLOMERATES - 1.6%
  1,050,300  Walter Industries, Inc.               66,743,151       69,970,986

             INDUSTRIAL MACHINERY - 0.2%
     93,900  Gardner Denver Inc.*<F3>               4,241,670        6,122,280
     85,200  IDEX Corp.                             3,331,485        4,444,884

             MARINE - 0.1%
    440,800  Eagle Bulk Shipping Inc.               6,147,650        6,149,160

             TRADING COMPANIES & DISTRIBUTORS - 0.9%
  1,169,100  United Rentals, Inc.*<F3>             24,336,616       40,333,950
                                               --------------   --------------
             TOTAL INDUSTRIALS                    578,218,147      771,927,986

             THIS SECTOR IS 33.5% ABOVE YOUR FUND'S COST.

INFORMATION TECHNOLOGY

             APPLICATION SOFTWARE - 2.2%
    743,300  Cognos, Inc.*<F3>                     25,954,030       28,914,370
    596,400  Hyperion Solutions Corp.*<F3>         20,254,824       19,442,640
    619,200  Jack Henry & Associates, Inc.         12,403,615       14,161,104
  1,011,680  Parametric Technology Corp.*<F3>      15,773,333       16,520,735
  1,792,500  TIBCO Software Inc.*<F3>              15,433,909       14,985,300
     50,000  Witness Systems, Inc.*<F3>             1,054,025        1,270,000

             COMMUNICATIONS EQUIPMENT - 11.4%
    520,600  Alcatel SA - SP-ADR*<F3>               7,327,957        8,017,240
    864,400  Arris Group Inc.*<F3>                  8,702,959       11,894,144
  2,215,300  Avaya Inc.*<F3>                       25,960,916       25,032,890
  8,861,200  Cisco Systems Inc.*<F3>              175,693,184      192,022,204
    818,500  Comverse Technology, Inc.*<F3>        19,817,756       19,259,305
  1,778,700  L.M. Ericsson
               Telephone Co. ADR                   58,704,388       67,092,564
  1,798,100  Foundry Networks, Inc.*<F3>           25,699,511       32,653,496
  2,624,800  Harris Corp.                         103,574,334      124,126,792
    346,000  NETGEAR, Inc.*<F3>                     6,558,990        6,577,460
    460,100  Polycom, Inc.*<F3>                     8,165,477        9,974,968

             COMPUTER HARDWARE - 3.8%
  5,053,100  Hewlett-Packard Co.                  159,437,403      166,246,990

             COMPUTER STORAGE & PERIPHERALS - 0.4%
    607,300  Electronics for Imaging, Inc.*<F3>    16,812,658       16,986,181

             ELECTRONIC EQUIPMENT MANUFACTURERS - 0.5%
    592,000  Tektronix, Inc.                       14,214,880       21,140,320

             ELECTRONIC MANUFACTURING SERVICES - 1.7%
    248,800  Benchmark Electronics, Inc.*<F3>       8,708,540        9,541,480
  1,094,300  Celestica Inc.*<F3>                   12,025,139       12,529,735
    675,400  Molex Inc.                            21,778,974       22,423,280
    650,700  Trimble Navigation Ltd.*<F3>          28,060,115       29,314,035

             IT CONSULTING & OTHER SERVICES - 0.5%
    233,100  CACI International Inc.*<F3>          14,311,448       15,326,325
    132,600  Gartner, Inc.*<F3>                     1,830,633        1,849,770
    155,800  SRA International, Inc.*<F3>           5,737,779        5,878,334

             SEMICONDUCTOR EQUIPMENT - 1.5%
  3,887,800  Teradyne, Inc.*<F3>                   63,296,921       60,299,778
    290,200  Veeco Instruments Inc.*<F3>            6,214,721        6,776,170

             SEMICONDUCTORS - 4.0%
  3,143,600  Analog Devices, Inc.                 112,321,082      120,368,444
  2,708,800  Fairchild Semiconductor
               International, Inc.*<F3>            48,191,309       51,656,816
     75,600  Semtech Corp.*<F3>                     1,374,807        1,352,484
    143,700  Zoran Corp.*<F3>                       2,868,691        3,144,156

             SYSTEMS SOFTWARE - 4.7%
    216,200  MICROS Systems, Inc.*<F3>              8,859,903        9,960,334
 13,939,100  Oracle Corp.*<F3>                    185,679,214      190,826,279
    147,100  RSA Security Inc.*<F3>                 2,382,597        2,638,974

             TECHNOLOGY DISTRIBUTORS - 2.1%
  1,118,100  Avnet, Inc.*<F3>                      27,123,776       28,377,378
  3,195,900  Ingram Micro Inc.*<F3>                63,969,900       63,918,000
                                               --------------   --------------
             TOTAL INFORMATION TECHNOLOGY       1,336,279,698    1,432,500,475

             THIS SECTOR IS 7.2% ABOVE YOUR FUND'S COST.

MATERIALS

             CONSTRUCTION MATERIALS - 3.4%
  2,274,400  Cemex S.A. de C.V. SP-ADR            146,822,335      148,472,832

             STEEL - 4.7%
    348,400  Allegheny Technologies, Inc.          20,466,913       21,315,112
    379,300  Carpenter Technology Corp.            23,506,273       35,851,436
    508,400  Commercial Metals Co.                 14,953,207       27,194,316
  1,023,500  IPSCO, Inc.                           80,165,103      106,536,115
    280,300  Oregon Steel Mills, Inc.*<F3>          7,248,016       14,342,951
                                               --------------   --------------
             TOTAL MATERIALS                      293,161,847      353,712,762
                                               --------------   --------------
             THIS SECTOR IS 20.7% ABOVE YOUR FUND'S COST.

             Total common stocks                3,710,146,339    4,263,390,283

 PRINCIPAL
  AMOUNT
 ---------

SHORT-TERM INVESTMENTS - 1.4% (A)<F4>

             COMMERCIAL PAPER - 1.4%
$48,000,000  New Center Asset Trust,
               due 4/03/06, discount of 4.84%      47,987,093       47,987,093
 12,000,000  Morgan Stanley
               Dean Witter & Co. Inc.,
               due 4/04/06, discount of 4.77%      11,995,230       11,995,230
                                               --------------   --------------
             Total commercial paper                59,982,323       59,982,323

             VARIABLE RATE DEMAND NOTE - 0.0%
  2,704,940  U.S. Bank, N.A., 4.57%                 2,704,940        2,704,940
                                               --------------   --------------
             Total short-term investments          62,687,263       62,687,263
                                               --------------   --------------
             Total investments                 $3,772,833,602    4,326,077,546
                                               --------------
                                               --------------
             Cash and receivables, less
               liabilities 0.9% (A)<F4>                             39,917,814
                                                                --------------
                 NET ASSETS                                     $4,365,995,360
                                                                --------------
                                                                --------------
             Net Asset Value Per Share
             ($0.01 par value, 500,000,000
             shares authorized), offering
             and redemption price
             ($4,365,995,360 / 128,481,189
             shares outstanding)                                        $33.98
                                                                        ------
                                                                        ------


*<F3> Non-dividend paying security.
(A)<F4> Percentages for the various classifications relate to net assets. ADR- American Depository Receipts
N.V.-Netherlands Antillies Limited Liabilty Corp.

  The accompanying notes to financial statements are an integral part of this statement.

                             BRANDYWINE FUND, INC.
                            STATEMENT OF OPERATIONS
                    For the Six Months Ended March 31, 2006
                                  (Unaudited)

INCOME:
   Dividends                                                      $ 10,958,757
   Interest                                                          2,514,240
                                                                  ------------
       Total income                                                 13,472,997
                                                                  ------------

EXPENSES:
   Management fees                                                  20,219,667
   Transfer agent fees                                                 720,613
   Administrative services                                             309,766
   Printing and postage expense                                        183,131
   Custodian fees                                                      115,486
   Insurance expense                                                    47,438
   Registration fees                                                    46,245
   Professional fees                                                    32,200
   Board of Directors fees and expenses                                 18,855
   Other expenses                                                          391
                                                                  ------------
       Total expenses                                               21,693,792
                                                                  ------------
NET INVESTMENT LOSS                                                 (8,220,795)
                                                                  ------------
NET REALIZED GAIN ON INVESTMENTS                                   398,060,619
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS             (71,082,927)
                                                                  ------------
NET GAIN ON INVESTMENTS                                            326,977,692
                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $318,756,897
                                                                  ------------
                                                                  ------------

                      STATEMENTS OF CHANGES IN NET ASSETS
              For the Six Months Ended March 31, 2006 (Unaudited)
                   and for the Year Ended September 30, 2005

                                                                                                     2006                2005
                                                                                                     ----                ----
OPERATIONS:
   Net investment loss                                                                          $   (8,220,795)     $  (10,469,165)
   Net realized gain on investments                                                                398,060,619         682,236,498
   Net (decrease) increase in unrealized appreciation on investments                               (71,082,927)        311,487,501
                                                                                                --------------      --------------
       Net increase in net assets resulting from operations                                        318,756,897         983,254,834
                                                                                                --------------      --------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (10,119,565 and 12,144,409 shares, respectively)                    321,488,204         337,444,419
   Cost of shares redeemed (8,483,759 and 33,555,852 shares, respectively)                        (269,831,422)       (911,910,269)
                                                                                                --------------      --------------
       Net increase (decrease) in net assets derived from Fund share activities                     51,656,782        (574,465,850)
                                                                                                --------------      --------------

       TOTAL INCREASE                                                                              370,413,679         408,788,984

NET ASSETS AT THE BEGINNING OF THE PERIOD                                                        3,995,581,681       3,586,792,697
                                                                                                --------------      --------------
NET ASSETS AT THE END OF THE PERIOD                                                             $4,365,995,360      $3,995,581,681
   (Includes accumulated net investment loss of $0 and $687,992, respectively)                  --------------      --------------
                                                                                                --------------      --------------

  The accompanying notes to financial statements are an integral part of these statements.

                             BRANDYWINE FUND, INC.
                              FINANCIAL HIGHLIGHTS
 (Selected data for each share of the Fund outstanding throughout each period)

                                         For the Six Months                        Years Ended September 30,
                                        ended March 31, 2006      -----------------------------------------------------------
                                            (Unaudited)           2005          2004          2003          2002         2001
                                        --------------------      ----          ----          ----          ----         ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period          $31.50             $24.19        $21.30        $19.08        $22.93       $46.23

Income from investment operations:
     Net investment loss(1)<F7>                (0.06)             (0.08)        (0.13)        (0.10)        (0.12)       (0.09)
     Net realized and unrealized
       gains (losses) on investments            2.54               7.39          3.02          2.32         (3.73)       (7.10)
                                              ------             ------        ------        ------        ------       ------
Total from investment operations                2.48               7.31          2.89          2.22         (3.85)       (7.19)

Less distributions:
     Dividend from net investment income          --                 --            --            --            --           --
     Distributions from net realized gains        --                 --            --            --                     (16.11)
                                              ------             ------        ------        ------        ------       ------
Total from distributions                          --                 --            --            --                     (16.11)
                                              ------             ------        ------        ------        ------       ------
Net asset value, end of period                $33.98             $31.50        $24.19        $21.30        $19.08       $22.93
                                              ------             ------        ------        ------        ------       ------
                                              ------             ------        ------        ------        ------       ------
TOTAL INVESTMENT RETURN                         7.87%(a)          30.22%        13.57%        11.64%       (16.79%)     (22.46%)
                                                     <F5>
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)     4,365,995          3,995,582     3,586,793     3,385,590     3,196,859    4,302,986
Ratio of expenses to average net assets         1.07%(b)           1.08%         1.08%         1.09%         1.08%        1.06%
                                                     <F6>
Ratio of net investment loss
  to average net assets                        (0.41%)(b)         (0.25%)       (0.55%)       (0.53%)       (0.52%)      (0.32%)
                                                      <F6>
Portfolio turnover rate                        103.0%             183.4%        247.0%        279.3%        272.9%       284.3%

(a)<F5>   Not Annualized.
(b)<F6>   Annualized.
(1)<F7> Net investment loss per share was calculated using average shares outstanding.

  The accompanying notes to financial statements are an integral part of this statement.

                              BRANDYWINE BLUE FUND
                            STATEMENT OF NET ASSETS
                                 March 31, 2006
                                  (Unaudited)

  SHARES                                            COST             VALUE
  ------                                            ----             -----
COMMON STOCKS - 97.6% (A)<F9>

CONSUMER DISCRETIONARY

             COMPUTER & ELECTRONICS RETAIL - 4.3%
  1,246,800  Best Buy Co., Inc.                $   58,511,364   $   69,733,524

             DEPARTMENT STORES - 2.3%
    634,600  J.C. Penney Company, Inc.
               (Holding Co.)                       33,843,270       38,336,186

             GENERAL MERCHANDISE STORES - 1.7%
    525,200  Target Corp.                          27,585,429       27,315,652

             HOME IMPROVEMENT RETAIL - 2.3%
    575,100  Lowe's Companies, Inc.                39,613,325       37,059,444
                                               --------------   --------------
             TOTAL CONSUMER DISCRETIONARY         159,553,388      172,444,806

             THIS SECTOR IS 8.1% ABOVE YOUR FUND'S COST.

CONSUMER STAPLES

             DRUG RETAIL - 4.4%
  1,170,900  CVS Corp.                             32,639,325       34,974,783
    841,800  Walgreen Co.                          36,507,172       36,306,834
                                               --------------   --------------
             TOTAL CONSUMER STAPLES                69,146,497       71,281,617

             THIS SECTOR IS 3.1% ABOVE YOUR FUND'S COST.

ENERGY

             OIL & GAS DRILLING - 3.7%
    508,900  Diamond Offshore Drilling, Inc.       35,519,280       45,546,550
    188,100  Transocean Inc.*<F8>                  15,253,527       15,104,430

             OIL & GAS EQUIPMENT & SERVICES - 5.1%
  1,832,900  Weatherford International Ltd.*<F8>   48,353,291       83,855,175
                                               --------------   --------------
             TOTAL ENERGY                          99,126,098      144,506,155

             THIS SECTOR IS 45.8% ABOVE YOUR FUND'S COST.

FINANCIALS

             PROPERTY & CASUALTY INSURANCE - 2.7%
    831,800  Allstate Corp.                        39,717,965       43,345,098

             THRIFTS & MORTGAGE FINANCE - 1.3%
    315,300  MGIC Investment Corp.                 21,218,015       21,008,439
                                               --------------   --------------
             TOTAL FINANCIALS                      60,935,980       64,353,537

             THIS SECTOR IS 5.6% ABOVE YOUR FUND'S COST.

HEALTH CARE

             HEALTH CARE EQUIPMENT - 4.3%
  1,031,000  Fisher Scientific
               International Inc.*<F8>             65,265,890       70,159,550

             HEALTH CARE SERVICES - 1.9%
    520,800  DaVita, Inc.*<F8>                     31,032,847       31,357,368

             MANAGED HEALTH CARE - 11.5%
  1,480,000  Aetna Inc.                            73,441,364       72,727,200
    618,900  CIGNA Corp.                           73,913,140       80,840,718
    593,100  UnitedHealth Group Inc.               32,848,528       33,130,566
                                               --------------   --------------
             TOTAL HEALTH CARE                    276,501,769      288,215,402

             THIS SECTOR IS 4.2% ABOVE YOUR FUND'S COST.

INDUSTRIALS

             AEROSPACE & DEFENSE - 9.6%
    502,200  Embraer-Empresa Brasileira de
               Aeronautica S.A. ADR                18,711,719       18,506,070
    812,800  General Dynamics Corp.                50,410,527       52,002,944
    538,100  Precision Castparts Corp.             27,397,280       31,963,140
    955,300  Rockwell Collins, Inc.                46,775,087       53,831,155

             AIR FREIGHT & LOGISTICS - 2.4%
    486,500  United Parcel Service, Inc. Cl B      37,401,987       38,618,370

             ELECTRICAL COMPONENTS & EQUIPMENT - 4.5%
    868,100  Emerson Electric Co.                  60,670,231       72,599,203

             INDUSTRIAL MACHINERY - 2.5%
    827,100  Dover Corp.                           35,916,730       40,163,976
                                               --------------   --------------
             TOTAL INDUSTRIALS                    277,283,561      307,684,858

             THIS SECTOR IS 11.0% ABOVE YOUR FUND'S COST.

INFORMATION TECHNOLOGY

             COMMUNICATIONS EQUIPMENT - 11.1%
    316,100  Alcatel SA - SP-ADR*<F8>               4,474,862        4,867,940
  3,843,800  Cisco Systems Inc.*<F8>               75,646,714       83,295,146
  1,624,700  L.M. Ericsson
               Telephone Co. ADR                   53,238,929       61,283,684
    604,500  QUALCOMM Inc.                         30,048,384       30,593,745

             COMPUTER HARDWARE - 4.7%
  2,344,700  Hewlett-Packard Co.                   73,600,122       77,140,630

             SEMICONDUCTORS - 3.2%
  1,350,800  Analog Devices, Inc.                  49,153,129       51,722,132

             SYSTEMS SOFTWARE - 4.7%
  5,573,500  Oracle Corp.*<F8>                     73,298,092       76,301,215
                                               --------------   --------------
             TOTAL INFORMATION TECHNOLOGY         359,460,232      385,204,492

             THIS SECTOR IS 7.2% ABOVE YOUR FUND'S COST.

MATERIALS

             CONSTRUCTION MATERIALS - 4.8%
  1,194,400  Cemex S.A. de C.V. SP-ADR             76,815,965       77,970,432

             DIVERSIFIED METALS & MINING - 1.4%
    279,400  Phelps Dodge Corp.                    21,892,203       22,500,082

             STEEL - 0.4%
    110,200  Allegheny Technologies, Inc.           6,704,974        6,742,036
                                               --------------   --------------
             TOTAL MATERIALS                      105,413,142      107,212,550

             THIS SECTOR IS 1.7% ABOVE YOUR FUND'S COST.

UTILITIES

             ELECTRIC UTILITIES - 2.8%
    862,900  Exelon Corp.                          48,508,303       45,647,410
                                               --------------   --------------
             TOTAL UTILITIES                       48,508,303       45,647,410
                                               --------------   --------------
             THIS SECTOR IS 5.9% BELOW YOUR FUND'S COST.

             Total common stocks                1,455,928,970    1,586,550,827

 PRINCIPAL
  AMOUNT
 ---------
SHORT-TERM INVESTMENTS - 3.1% (A)<F9>

             COMMERCIAL PAPER - 2.8%
$30,000,000  Countrywide Financial Corp.,
               due 4/03/06, discount of 4.85%      29,991,916       29,991,916
 16,000,000  New Center Asset Trust, due 4/03/06,
               discount of 4.84%                   15,995,698       15,995,698
                                               --------------   --------------
             Total commercial paper                45,987,614       45,987,614

             VARIABLE RATE DEMAND NOTE - 0.3%
  3,962,922  U.S. Bank, N.A., 4.57%                 3,962,922        3,962,922
                                               --------------   --------------
             Total short-term investments          49,950,536       49,950,536
                                               --------------   --------------
             Total investments                 $1,505,879,506    1,636,501,363
                                               --------------
                                               --------------
             Liabilities, less cash and
               receivables (0.7%) (A)<F9>                          (12,141,648)
                                                                --------------
                 NET ASSETS                                     $1,624,359,715
                                                                --------------
                                                                --------------
             Net Asset Value Per Share
             ($0.01 par value, 100,000,000
             shares authorized), offering
             and redemption price
             ($1,624,359,715 / 51,045,726
             shares outstanding)                                        $31.82
                                                                        ------
                                                                        ------

*<F8> Non-dividend paying security.
(A)<F9> Percentages for the various classifications relate to net assets. ADR- American Depository Receipts

                            STATEMENT OF OPERATIONS
                    For the Six Months Ended March 31, 2006
                                  (Unaudited)

INCOME:
   Dividends                                                      $  4,556,325
   Interest                                                          1,335,945
                                                                  ------------
       Total income                                                  5,892,270
                                                                  ------------
EXPENSES:
   Management fees                                                   6,931,833
   Transfer agent fees                                                 292,795
   Printing and postage expense                                        164,276
   Registration fees                                                    75,321
   Administrative services                                              73,565
   Custodian fees                                                       40,205
   Professional fees                                                    30,999
   Insurance expense                                                    16,742
   Board of Directors fees and expenses                                  9,992
   Other expenses                                                       12,185
                                                                  ------------
       Total expenses                                                7,647,913
                                                                  ------------
NET INVESTMENT LOSS                                                 (1,755,643)
                                                                  ------------
NET REALIZED GAIN ON INVESTMENTS                                   102,380,777
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS             (13,972,988)
                                                                  ------------
NET GAIN ON INVESTMENTS                                             88,407,789
                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 86,652,146
                                                                  ------------
                                                                  ------------

  The accompanying notes to financial statements are an integral part of these statements.

                              BRANDYWINE BLUE FUND
                      STATEMENTS OF CHANGES IN NET ASSETS
              For the Six Months Ended March 31, 2006 (Unaudited)
                   and for the Year Ended September 30, 2005

                                                                                                     2006                2005
                                                                                                     ----                ----
OPERATIONS:
   Net investment loss                                                                          $   (1,755,643)     $   (1,265,431)
   Net realized gain on investments                                                                102,380,777          67,387,191
   Net (decrease) increase in unrealized appreciation on investments                               (13,972,988)        108,286,530
                                                                                                --------------      --------------
       Net increase in net assets resulting from operations                                         86,652,146         174,408,290
                                                                                                --------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains ($1.1388 per share)                                       (46,370,407)                 --
                                                                                                --------------      --------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (14,942,284 and 22,380,835 shares, respectively)                    453,259,576         642,136,150
   Net asset value of shares issued in distributions reinvested (1,398,551 shares)                  38,795,789                  --
   Cost of shares redeemed (4,578,660 and 4,180,668 shares, respectively)                         (138,913,652)       (117,123,835)
                                                                                                --------------      --------------
       Net increase in net assets derived from Fund share activities                               353,141,713         525,012,315
                                                                                                --------------      --------------
       TOTAL INCREASE                                                                              393,423,452         699,420,605

NET ASSETS AT THE BEGINNING OF THE PERIOD                                                        1,230,936,263         531,515,658
                                                                                                --------------      --------------
NET ASSETS AT THE END OF THE PERIOD                                                             $1,624,359,715      $1,230,936,263
   (Includes accumulated net investment loss of $0 and $173,297, respectively)                  --------------      --------------
                                                                                                --------------      --------------

                              FINANCIAL HIGHLIGHTS
 (Selected data for each share of the Fund outstanding throughout each period)

                                             For the Six Months                     Years Ended September 30,
                                            ended March 31, 2006   -----------------------------------------------------------
                                                (Unaudited)        2005          2004          2003          2002         2001
                                            --------------------   ----          ----          ----          ----         ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period              $31.33         $25.21        $21.40        $18.30        $21.31       $37.39

Income from investment operations:
     Net investment loss(1)<F12>                   (0.04)         (0.04)        (0.08)        (0.08)        (0.05)       (0.05)
     Net realized and unrealized
       gains (losses) on investments                1.67           6.16          3.89          3.18         (2.96)       (5.32)
                                                  ------         ------        ------        ------        ------       ------
Total from investment operations                    1.63           6.12          3.81          3.10         (3.01)       (5.37)

Less distributions:
     Dividend from net investment income              --             --            --            --            --           --
     Distributions from net realized gains         (1.14)            --            --            --            --       (10.71)
                                                  ------         ------        ------        ------        ------       ------
Total from distributions                           (1.14)            --            --            --            --       (10.71)
                                                  ------         ------        ------        ------        ------       ------
Net asset value, end of period                    $31.82         $31.33        $25.21        $21.40        $18.30       $21.31
                                                  ------         ------        ------        ------        ------       ------
                                                  ------         ------        ------        ------        ------       ------
TOTAL RETURN                                        5.70%(a)      24.28%        17.80%        16.94%       (14.12%)     (19.92%)
                                                        <F10>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)         1,624,360      1,230,936       531,516       312,726       217,738      271,947
Ratio of expenses to average net assets             1.10%(b)       1.12%         1.13%         1.14%         1.13%        1.09%
                                                        <F11>
Ratio of net investment loss
  to average net assets                            (0.25%)(b)     (0.13%)       (0.32%)       (0.41%)       (0.26%)      (0.18%)
                                                         <F11>
Portfolio turnover rate                            102.7%         180.5%        247.4%        300.0%        310.7%       274.5%

(a)<F10>  Not Annualized.
(b)<F11>  Annualized.
(1)<F12> Net investment loss per share was calculated using average shares outstanding.

  The accompanying notes to financial statements are an integral part of these statements.

                              THE BRANDYWINE FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                           March 31, 2006 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of Brandywine Fund, Inc. (the "Brandywine Fund") and Brandywine Blue Fund (the "Blue Fund," one of two Funds in a series of the Brandywine Blue Fund, Inc.) (collectively the "Brandywine Funds" or the "Funds"). Each Fund is registered as a diversified open-end management company under the Investment Company Act of 1940, as amended. The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Brandywine Fund was incorporated under the laws of Maryland on October 9, 1985. The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The investment objective of each Fund is to produce long-term capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities has halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date; however, for purposes of executing shareholder transactions, the Funds record changes in holdings of portfolio securities no later than the first business day after the trade date in accordance with Rule 2a-4 of the Investment Company Act. Accordingly, certain differences between net asset value for financial reporting and for executing shareholder transactions may arise.

     (b) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (d) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) No provision has been made for Federal income taxes since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES

     Each Fund has a management agreement with Friess Associates, LLC (the "Adviser"), with whom certain Officers and Directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, each Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of such Fund. Also, the Adviser is reimbursed for administrative services rendered to each Fund by a consultant paid by the Adviser.

     The Adviser entered into sub-advisory agreements with its affiliate, Friess Associates of Delaware, LLC (the "Sub-Adviser"), to assist it in the day-to-day management of each of the Funds. The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolios of the Funds, directing the purchase and sale of investment securities in the day-to-day management of the Funds. The Adviser pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser. This relationship does not increase the annual management fee the Funds pay to the Adviser.

     The Brandywine Fund and Blue Fund pay each of the six independent directors annual fees in shares of the Funds worth $20,000 and $7,500, respectively. The lead independent director and chairman of the audit committee are paid additional shares worth $5,000 and $2,500 annually, respectively, divided proportionately among all the Funds. The Funds also reimburse directors for travel costs incurred in order to attend meetings of the Board of Directors. For the six months ended March 31, 2006, the Funds expensed the following directors fees and costs:

                                                     Brandywine       Blue
                                                        Fund          Fund
                                                     ----------       ----
     Directors Fees (in shares of the Funds)
       and Travel Costs Paid during the Period         $18,855       $9,992

     In the normal course of business the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(3)  CREDIT AGREEMENT

     U.S. Bank, N.A. has made available to each Fund a credit facility pursuant to Credit Agreements effective July 22, 2004, for the purpose of having cash available to cover incoming redemptions. The Brandywine Fund has a $50,000,000 credit facility and the Blue Fund has a $10,000,000 credit facility. Principal and interest of such loan under the Credit Agreements are due not more than 31 days after the date of the loan. Amounts under the credit facilities bear interest at a rate per annum equal to the current prime rate minus one on the amount borrowed. Advances will be collateralized by securities owned by the respective Fund. During the six months ended March 31, 2006, neither Fund borrowed against their Agreement. The Credit Agreements expire on December 18, 2006.

(4)  DISTRIBUTIONS TO SHAREHOLDERS

     Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(5)  INVESTMENT TRANSACTIONS AND RELATED COSTS

     For the six months ended March 31, 2006, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Funds were as follows:

                                                SALE          TRANSACTION      RATIO OF COST TO
                           PURCHASES          PROCEEDS           COST         AVERAGE NET ASSETS
                           ---------          --------        -----------     ------------------
     Brandywine Fund    $4,088,716,833     $4,052,081,468     $9,010,920             0.22%
     Blue Fund           1,688,125,685      1,365,564,997      2,878,830             0.21

     Transaction cost represents the total commissions paid by each Fund on its respective purchases and sales of investment securities. These costs are added to the cost basis of the securities purchased and are deducted from the proceeds of securities sold, thereby reducing the realized gains or increasing the realized losses upon the sale of the securities.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     As of March 31, 2006, liabilities of each Fund included the following:

                                                   Brandywine         Blue
                                                      Fund            Fund
                                                   ----------         ----
     Payable to brokers for investments purchased  $32,600,515     $58,686,114
     Payable to Adviser for management fees          3,649,539       1,324,451
     Payable to shareholders for redemptions         1,010,055         131,921
     Other liabilities                                 677,329         300,170

(7)  SOURCES OF NET ASSETS

     As of March 31, 2006, the sources of net assets were as follows:

     Fund shares issued and outstanding         $3,739,603,006  $1,393,114,058
     Net unrealized appreciation on investments    553,243,944     130,621,857
     Accumulated net realized gains                 73,148,410     100,623,800
                                                --------------  --------------
                                                $4,365,995,360  $1,624,359,715
                                                --------------  --------------
                                                --------------  --------------

(8)  INCOME TAX INFORMATION

     The following information for the Funds is presented on an income tax basis as of March 31, 2006:

                                               GROSS             GROSS        NET UNREALIZED
                            COST OF          UNREALIZED       UNREALIZED       APPRECIATION
                          INVESTMENTS       APPRECIATION     DEPRECIATION     ON INVESTMENTS
                          -----------       ------------     ------------     --------------
     Brandywine Fund    $3,773,063,583      $573,596,888      $20,582,925      $553,013,963
     Blue Fund           1,505,880,076       139,729,233        9,107,946       130,621,287

     The following information for the Funds is presented on an income tax basis as of September 30, 2005:

                                             GROSS           GROSS        NET UNREALIZED   DISTRIBUTABLE    DISTRIBUTABLE
                           COST OF        UNREALIZED       UNREALIZED      APPRECIATION       ORDINARY        LONG-TERM
                         INVESTMENTS     APPRECIATION     DEPRECIATION    ON INVESTMENTS       INCOME       CAPITAL GAINS
                         -----------     -------------    ------------    --------------   -------------    -------------
     Brandywine Fund   $3,385,021,786    $670,056,924     $46,000,560      $624,056,364     $        --      $        --
     Blue Fund          1,063,396,460     157,228,296      12,634,021       144,594,275      35,062,276       11,307,366

     The difference, if any, between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

     The tax components of dividends paid during the years ended September 30, 2005 and 2004, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, (expiring in varying amounts through 2011), as of September 30, 2005, and tax basis post-October losses as of September 30, 2005, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                              SEPTEMBER 30, 2005                                SEPTEMBER 30, 2004
                        --------------------------------------------------------------    ------------------------------
                          ORDINARY         LONG-TERM      NET CAPITAL                       ORDINARY         LONG-TERM
                           INCOME        CAPITAL GAINS        LOSS        POST-OCTOBER       INCOME        CAPITAL GAINS
                        DISTRIBUTIONS    DISTRIBUTIONS     CARRYOVERS        LOSSES       DISTRIBUTIONS    DISTRIBUTIONS
                        -------------    -------------    -----------     ------------    -------------    -------------
     Brandywine Fund    $         --     $         --     $324,641,701    $         --    $         --     $         --
     Blue Fund          $         --     $         --     $         --    $         --    $         --     $         --

     The Brandywine Fund and the Blue Fund have utilized $683,813,443 and $20,690,320, respectively, of their capital loss carryovers during the year ended September 30, 2005.

     Since there were no ordinary distributions paid for either Fund for the year ended September 30, 2005, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003.

DEFINITIONS AND DISCLOSURES

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

The Funds' investment objectives, risks, charges and expenses must be considered carefully before investing. The Prospectus contains this and other important information about the investment companies, and it may be obtained by calling 1-800-656-3017, or visiting www.brandywinefunds.com. Read it carefully before investing.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Funds as of 3/31/06, unless listed in the accompanying statements of net assets. References to the earnings growth rates of the Funds refer solely to the estimated earnings growth rates of the average investment holding of the Funds based on consensus estimates from Baseline and not to the actual performance of the Funds themselves. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a market-value weighted index consisting of 500 U.S. stocks chosen for market size, liquidity and industry group representation. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

As of March 31, 2006, the Russell 3000 Index's average annual total returns for 1, 5 and 10 years were 14.28, 5.33 and 9.19 percent; the Russell 3000 Growth Index's were 14.40, 2.21 and 6.35 percent; the Russell 1000 Index's were 13.20,
4.74 and 9.18 percent; the Russell 1000 Growth Index's were 13.14, 1.66 and 6.50 percent; and the S&P 500 Index's were 11.73, 3.97 and 8.95 percent. Morningstar, Inc. is an independent mutual fund research and rating service. The Morningstar Fiduciary Grade is based on the evaluation of five areas critical for mutual fund governance and operations: Regulatory Issues, Board Quality, Manager Incentives, Fees and Corporate Culture. Funds are assigned a letter grade from A
(best) to F (worst) based on the cumulative total of points they received from each category.

                                COST DISCUSSION

   Mutual fund shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other fund expenses. Brandywine and Brandywine Blue do not have 12b-1 distribution fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Brandywine Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

   In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Funds. To determine your total costs of investing in the Funds, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example below.

   The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2005 through March 31, 2006.

ACTUAL EXPENSES

   The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. While the Brandywine Funds currently do not assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense example tables. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                             BEGINNING        ENDING
                                              ACCOUNT        ACCOUNT          EXPENSES PAID
                                               VALUE          VALUE        DURING PERIOD*<F13>
                                              10/01/05       3/31/06         10/01/05-3/31/06
                                             ---------       -------       -------------------
Brandywine Actual                            $1,000.00      $1,078.70             $5.54
Hypothetical (5% return before expenses)     $1,000.00      $1,019.60             $5.39
Brandywine Blue Actual                       $1,000.00      $1,057.00             $5.64
Hypothetical (5% return before expenses)     $1,000.00      $1,019.40             $5.54

*<F13> Expenses are equal to the Funds' annualized expense ratios of 1.07% and 1.10%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period between October 1, 2005 and March 31, 2006).

              ADDITIONAL DIRECTOR INFORMATION, PROXY VOTING POLICY
                       AND QUARTERLY PORTFOLIO SCHEDULES

   For additional information about the Directors and Officers or for a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call (800) 656-3017 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the twelve month period ending June 30, 2005 is available on the Funds' website at http://www.brandywinefunds.com or the website of the Commission. The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Commission's website. The Funds' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                      BRANDYWINE FUNDS ADVISORY AGREEMENTS

   On December 5, 2005, the Board of Directors of the Funds approved the continuation of the advisory agreements with Friess Associates, LLC ("Friess"). Prior to approving the continuation of the advisory agreements, the Board considered:

    o  the nature, extent and quality of the services provided by Friess

    o  the investment performance of the Funds

    o the costs of the services to be provided and profits to be realized by Friess from its relationship with the Funds

    o the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale

    o  the expense ratios of the Funds

    o the manner in which portfolio transactions for the Funds are conducted, including the use of soft dollars

   In considering the nature, extent and quality of the services provided by Friess, the Board of Directors reviewed a report describing the portfolio management, shareholder communication and support and regulatory compliance services provided by Friess to the Funds. The Board concluded that Friess was providing essential services to the Funds. In particular, the Board concluded that Friess was preparing reports to shareholders in addition to those required by law.

   The Directors compared the performance of the Funds to benchmark indices over various periods of time and concluded that the performance of the Funds warranted the continuation of the advisory agreements.

   In concluding that the advisory fees payable by the Funds were reasonable, the Directors reviewed a report of the costs of services provided by and the profits realized by Friess from its relationship with the Funds and concluded that such profits were reasonable and not excessive. The Directors also reviewed reports comparing the expense ratios and advisory fees paid by the Funds to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Funds were higher than the average advisory fees paid by comparable mutual funds, but the expense ratios of the Funds were lower than the average expense ratios of comparable mutual funds. The Directors also noted that all clients of Friess pay the same 1% advisory fee. They noted that this fee would not be adjusted if economies of scale were realized during the current cont-ract period as the Funds grew, but did not consider that factor to be significant in light of the other factors considered.

   Finally, the Board reviewed reports discussing the manner in which portfolio transactions for the Funds were conducted, including the use of soft dollars. Based on these reports, the Board concluded that the research obtained by Friess was beneficial to the Funds and that Friess was executing the Funds portfolio transactions in a manner designed to obtain best execution for the Funds.

CAPITAL GAINS UPDATE . . .

   Halfway through the fiscal year it appears the Brandywine Funds could be on their way to distributing capital gains in October. Brandywine Fund finished the March quarter with realized gains representing $0.57 per share. Brandywine Blue Fund finished with realized gains of $1.97 per share.

   These realized gain figures are provided to keep shareholders updated on the status of the capital gains situation as the fiscal year progresses. Gains and losses realized over the next six months will determine whether distributions are in order and, if so, dictate the amounts of capital gains to be distributed.

"The folks at Brandywine do their homework - boy, do they ever. Manager Bill D'Alonzo and his two dozen associates hunt for fast-growing companies by conducting as many as 1,000 phone and face-to-face interviews each week." Brandywine Fund named to Kiplinger's list of "Our Favorite 15 Funds."

            Kiplinger's Mutual Funds 2006, "Our 15 Favorite Funds," January 2006

"Friess Associates does not stop at investing in its own funds. Brandywine Funds' directors get paid in fund shares...and retail investors pay the same management fee - 1 percent - as institutional investors. Employees, from the chairman to the receptionist, make up a major shareholder group."

           The Philadelphia Inquirer, "Keeping it in the Family," March 19, 2006

                               BOARD OF DIRECTORS

                                Robert F. Birch
                             President and Director
                          New America High Income Fund
                              Dover, Massachusetts

                              William F. D'Alonzo
                                  CEO and CIO
                               Friess Associates
                              Greenville, Delaware

                                Foster S. Friess
                                    Chairman
                               Friess Associates
                                Jackson, Wyoming

                                Quentin Jackson
                               President and CEO
                       Nuclear Electric Insurance Limited
                              Wilmington, Delaware

                              Stuart A. McFarland
                                Chairman and CEO
                            Federal City Bancorp and
                             American Partners Bank
                               Bethesda, Maryland

                            W. Richard Scarlett, III
                                Chairman and CEO
                     United Bancorporation of Wyoming, Inc.
                                Jackson, Wyoming

                                  James W. Zug
                             Former Senior Partner
                           PricewaterhouseCoopers LLP
                              Radnor, Pennsylvania

                      P.O. Box 4166, Greenville, DE 19807
        (800) 656-3017      www.brandywinefunds.com      bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK, N.A.
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Registered Public Accounting Firm: PRICEWATERHOUSECOOPERS LLP Legal Counsel: FOLEY & LARDNER LLP

  OFFICERS: Foster Friess, Founder; William D'Alonzo, Chairman and President; Lynda Campbell, Vice President and Secretary; Christopher Long, Vice President
    and Treasurer; David Marky, Chief Compliance Officer, Vice President and
             Assistant Secretary; and Paul Robinson, Vice President

Report Editor: Chris Aregood
Report Staff: Rebecca Buswell, David Marky, Adam Rieger

                        (BRANDYWINE ADVISORS FUND LOGO)

MANAGED BY FRIESS ASSOCIATES, LLC      SEMI-ANNUAL REPORT        MARCH 31, 2006

DEAR FELLOW SHAREHOLDERS:

   Investors shrugged off slower growth, higher interest rates and a new round of energy-price jitters on their way to fueling a generally upbeat March-quarter environment for stocks. Some areas, as always, fared better than others, and Brandywine Advisors Fund held many companies that were positioned to prosper.

   The portfolio grew 8.72 percent in the March quarter, outpacing gains in the S&P 500, Russell Midcap and Russell Midcap Growth Indexes of 4.21, 7.61 and 7.61 percent. Individual-company earnings trends appeared to be a primary influence on share prices during the quarter.

   Amid signs of consumer fatigue, holdings that generate profits by selling their wares to business customers were standout performers. Energy-related holdings also notably contributed to the cause as the drive to boost supplies continued, promoting persistent demand for providers of services and equipment critical to production.

   Within the industrial sector, diversified manufacturer Manitowoc surged as the non-residential construction and mining markets drove demand for the company's cranes and related products. Manitowoc exceeded estimates with 147 percent December-quarter earnings growth.

   Holdings that cater to aerospace customers such as Precision Castparts, which makes an array of aircraft parts, and Rockwell Collins, which produces avionics communications and electronics systems, aided results as well. Precision Castparts and Rockwell Collins topped expectations with 48 and 18 percent December-quarter earnings growth.

   Weatherford International, a consistent contributor for most of the past two years, led the contribution from energy-sector holdings thanks to continued good news on the earnings front. The company, which helps facilitate and optimize drilling operations, beat estimates with 67 percent December-quarter earnings growth. The Fund sold Weatherford International when it reached our target price.

   With the industrial, aerospace, construction and energy markets all buzzing at once, demand for raw materials remained strong. Metals makers, including Ipsco and Carpenter Technology, also figured prominently in quarterly results.

   Consumer-related holdings were among the most notable detractors. Sherwin-Williams was the primary culprit. Shares fell after a jury in Rhode Island held Sherwin-Williams and two other companies liable for lead-paint cleanup costs in the first case of its kind to succeed. Given potential for damages and additional legal implications in the wake of the unexpected decision, the Fund sold Sherwin-Williams during the quarter to deploy assets in a company with clearer near-term earnings prospects.

   For more information on the holdings that influenced March-quarter performance the most, please see "Roses & Thorns" on page 4.

                                                  BRANDYWINE ADVISORS
   CUMULATIVE TOTAL RETURN                              % CHANGE
   -----------------------                        -------------------
   QUARTER                                                8.72
   ONE YEAR                                              25.39
   FIVE YEARS                                            39.70
   INCEPTION - 10/31/00                                  23.84

   ANNUALIZED TOTAL RETURN
   -----------------------
   FIVE YEARS                                             6.91
   INCEPTION - 10/31/00                                   4.03

   Performance data quoted represent past performance; past performance does
   -------------------------------------------------------------------------
   not guarantee future results. The investment return and principal value of
   -----------------------------
   an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

   Tepid GDP growth in the December quarter sparked fresh concerns about the economy, with the consumer shouldering most of the blame. Individual-company earnings trends led to a significant reduction in exposure to companies sensitive to consumer discretion in the summer of 2005, and consumer-discretionary companies have played a more limited role in the portfolio since that time.

   Companies with fortunes linked to business customers, such as industrial and technology companies, enjoy brighter earnings prospects and, as a result, hold prominent positions in the portfolio. The persistent strength on the industrial side of the economy also continues to stoke demand for basic materials like steel.

   Non-residential construction is emerging as a notable demand source, as multiple factors converge to drive some of the most robust activity in recent memory. Highway and energy bills signed into law last year promise to spur infrastructure spending. This comes at a time when the residential construction boom drives the need for supermarkets, doctor's offices and other buildings, as big, new developments, particularly in the Southwest, evolve into full-fledged communities.

   Overall, industrial companies comprise the largest percentage of portfolio assets, followed closely by tech companies. Health-care holdings are next.

   Here, too, we've identified broad spending trends - from the Medicare prescription plan to the ongoing migration toward service providers and insurers that can help control spiraling costs - that certain companies are well-positioned to capitalize on.

   The Brandywine Funds lost a dear friend and longtime adviser with the passing of Stig Ramel in March. Having known Stig since joining Friess Associates nearly 25 years ago, I will miss his wise counsel and sense of humor
- as I know many others here will as well. Also, Skip Schoenhals is ending his seven-year run on the Brandywine Funds board to focus on his day job at the helm of WSFS Financial. Given Skip's keen insight and no-nonsense style, his replacement will have big shoes to fill. We will miss working closely with Skip. The brief articles below go into more detail.

   We're grateful for the opportunity to serve you, and we'll be working hard to build on your March-quarter results.

   /s/ Bill D'Alonzo

   Bill D'Alonzo
   Chief Executive Officer                                  April 14, 2006

REMEMBERING A FRIEND

   The extended Friess Associates family lost a longtime member in March when Baron Stig Ramel passed away at the age of 79. A Swedish diplomat, scholar, businessman and author, Stig possessed a rare combination of charm and intellect that made him a sought-after adviser to dignitaries, corporations and world-renowned organizations.

   Among voluminous accomplishments in international finance and philanthropy, Stig served as Executive Director of the Nobel Foundation from 1972 to 1992. Whether skating, skiing or orienteering, he also maintained into the twilight of his life a relentless energy and a passion for physical activity that belied his years.

   Stig made a lasting positive impact on our entire firm. His decision to invest Nobel Foundation assets with Friess Associates in 1974 opened a critical early chapter in our firm's history. Stig was an original member of the Brandywine Funds Board of Directors, serving from Brandywine Fund's launch at the end of 1985 until 2001.

   The way Stig lived his life was an inspiration, and we are grateful for the fond memories of him that we will carry with us for many years to come.

THANKS TO A DEPARTING BOARD MEMBER

   Marvin "Skip" Schoenhals, who joined the Brandywine Funds board as an independent director in 1999, decided to step down from the board to focus on his full-time responsibilities as Chairman, President and Chief Executive Officer of WSFS Financial Corp. The wisdom and dedication Skip demonstrated during his tenure made him a particularly effective steward of shareholder interests.

   We were fortunate to benefit from the considerable leadership skills Skip honed during his decades in banking. After presiding over the growth of two banks in Michigan, Skip took over a storied-but-struggling WSFS in 1990 and helped transform it into one of the nation's top performing banking organizations. WSFS in 2005 marked its fifth consecutive year of record earnings. Skip's business acumen and community involvement won him a spot in the Delaware Business Leaders Hall of Fame in 2004.

   The board is currently evaluating potential candidates for the vacant independent director position. As a director, Skip set high standards that reflected his personal character, and we greatly enjoyed and appreciated the opportunity to work with him.

                             BRANDYWINE ADVISORS FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

           1.  Precision Castparts Corp.                        +62.7%
           2.  Harris Corp.                                     +23.3%
           3.  Dean Foods Co.                                    +1.9%
           4.  Fisher Scientific International Inc              +27.8%
           5.  McDermott International, Inc.                    +46.0%
           6.  Manitowoc Company, Inc.                          +32.5%
           7.  Beckman Coulter, Inc.                             -1.6%
           8.  DaVita, Inc.                                      +2.8%
           9.  The PMI Group, Inc.                               +3.8%
          10.  Rockwell Collins, Inc.                           +13.8%

                                EARNINGS GROWTH

                    THE FUND'S COMPANIES                 20%
                    S&P 500                              11%

                    FORCASTED INCREASE IN EARNINGS PER SHARE
                                  2006 VS 2005

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. MARCH 31, 2006

                     THE PORTFOLIO'S MARKET CAPITALIZATION

                                    MID CAP
                           $1 billion to $10 billion
                                     97.3%

                                      CASH
                                      2.7%

                            TOP TEN INDUSTRY GROUPS

Aerospace & Defense (10.5%)
Health Care Equipment (10.1%)
Communications Equipment (9.4%)
Construction & Engineering (6.3%)
Health Care Services (5.9%)
Thrifts & Mortgage Finance (5.2%)
Steel (5.0%)
Technology Distributors (5.0%)
Electrical Components & Equipment (4.6%)
Packaged Foods & Meats (4.6%)
All Other Industry Groups (30.7%)
Cash (2.7%)

                            BRANDYWINE ADVISORS FUND
                         MARCH QUARTER "ROSES AND THORNS"

                             $ GAIN
  BIGGEST $ WINNERS      (IN THOUSANDS)    % GAIN    REASON FOR MOVE
  -----------------      --------------    ------    ---------------
      Manitowoc
    Company, Inc.           $2,270.2        32.5     December-quarter earnings grew 147 percent, surpassing consensus estimates.
                                                     Manitowoc's large crane business continues to experience strong demand from infrastructure and commercial construction markets as non-residential construction expenditures continue to recover. The company is also well positioned to benefit from large ticket projects such as Gulf Coast reconstruction and building projects associated with the 2008 Beijing Olympic
                                                     Games.

     IPSCO, Inc.            $1,663.0        23.3     December-quarter earnings growth beat consensus estimates by 19 percent.
                                                     Large-diameter pipe and energy tubular shipments increased both year-over-year and sequentially as demand remained strong from energy producers. As North
                                                     America's largest producer of steel plate products, Ipsco also continues to benefit from recently announced plate price increases.

   Intercontinental
    Exchange Inc.           $1,632.7        52.7     Intercontinental is a leading electronic exchange in the growing energy-
                                                     derivatives sector, with a significant presence in the futures and over-the-
                                                     counter energy markets. Purchased during its initial public offering in
                                                     November last year, shares traded higher following the company's launch of an electronically traded West Texas Intermediate (WTI) crude oil futures contract in February that competes directly with NYMEX's benchmark product. The Fund sold Intercontinental when shares reached our target price.

      McDermott
 International, Inc.        $1,608.5        21.0     December-quarter earnings beat analysts' forecasts by 23 percent. Backlogged orders at the company's J. Ray division increased to $1.8 billion from $1.2 billion a year ago as more international energy producers invested in the company's deepwater drilling and subsea infrastructure products in order to tap into new reserves. Demand for the company's power-related products and services, particularly related to coal-fired power generation, also contributed to results.

 Precision Castparts
        Corp.               $1,423.9        14.7     The manufacturer of precision fasteners and jet-engine parts grew December-
                                                     quarter earnings 48 percent, beating consensus estimates by 11 percent. Demand increased as aircraft manufacturers and power companies worked to replace critical, high-wear parts in jet engines and industrial gas turbines built three to five years ago. Precision Castparts continues to leverage its manufacturing prowess into market share gains by offering high-quality products at attractive prices.

                             $ LOSS
   BIGGEST $ LOSERS      (IN THOUSANDS)    % LOSS    REASON FOR MOVE
  -----------------      --------------    ------    ---------------

    Omnicare, Inc.          $1,202.5        13.2     The provider of drugs and pharmacy services to nursing homes beat estimates with 21 percent December-quarter earnings growth. While synergies associated with the company's acquisition of NeighborCare last year provide new avenues for growth, federal investigations into management practices at a number of branch locations clouded its earnings outlook. The Fund sold Omnicare during the quarter.

 Sherwin-Williams Co.       $1,103.7        12.0     A Rhode Island jury found Sherwin-Williams and two other companies liable for lead-paint cleanup costs in the state, representing the first decision of its kind. Broader legal uncertainty related to the unexpected decision prompted the Fund to sell Sherwin-Williams to make room for a company with clearer earnings visibility.

     Jarden Corp.            $963.9         18.3     December-quarter earnings growth of 19 percent was at the low end of management's guidance range due to the negative impact of increased commodity costs and integration difficulties with The Holmes Group, acquired last July.
                                                     The Fund sold the maker of various consumer products to fund an idea with better near-term earnings visibility.

       Comverse
   Technology, Inc.          $787.8         11.3     The world's largest maker of voice-mail software grew October-quarter earnings
                                                     113 percent, beating estimates. Shares slid when the company announced it would forego providing January-quarter earnings results pending a review of its accounting practices for stock option grants by its board of directors.
                                                     While the review may result in a restatement of GAAP results, we remain confident that the business is strong, as evidenced by encouraging January-
                                                     quarter revenue and backlogged order trends.

    PartnerRe Ltd.           $344.1         7.3      December-quarter earnings growth beat estimates by 26 percent. Disciplined underwriting and a diversified portfolio positioned the company better than others to deal with reinsurance capital losses and to capitalize on firmer pricing following hurricanes in the Gulf Coast. However, insurers raised more capital than needed to pay claims, limiting the expected improvements in industry pricing and prompting the Fund to sell PartnerRe.

All gains/losses are calculated on an average cost basis

                            BRANDYWINE ADVISORS FUND
                            STATEMENT OF NET ASSETS
                                 March 31, 2006
                                  (Unaudited)

  SHARES                                                COST          VALUE
  ------                                                ----          -----

COMMON STOCKS - 97.3% (A)<F15>

CONSUMER STAPLES

             PACKAGED FOODS & MEATS - 4.6%
    246,800  Dean Foods Co.*<F14>                  $  9,406,863   $  9,583,244
                                                   ------------   ------------
             TOTAL CONSUMER STAPLES                   9,406,863      9,583,244

             THIS SECTOR IS 1.9% ABOVE YOUR FUND'S COST.

ENERGY

             OIL & GAS EQUIPMENT & SERVICES - 1.5%
    110,400  Dresser-Rand Group, Inc.*<F14>           2,970,170      2,743,440
     12,900  Superior Energy Services, Inc.*<F14>       336,059        345,591

             OIL & GAS EXPLORATION & PRODUCTION - 0.2%
     28,700  Compton Petroleum Corp.*<F14>              474,394        368,508
                                                   ------------   ------------
             TOTAL ENERGY                             3,780,623      3,457,539

             THIS SECTOR IS 8.5% BELOW YOUR FUND'S COST.

FINANCIALS

             THRIFTS & MORTGAGE FINANCE - 5.2%
     57,400  MGIC Investment Corp.                    3,841,764      3,824,562
    149,900  The PMI Group, Inc.                      6,633,294      6,883,408
                                                   ------------   ------------
             TOTAL FINANCIALS                        10,475,058     10,707,970

             THIS SECTOR IS 2.2% ABOVE YOUR FUND'S COST.

HEALTH CARE

             HEALTH CARE EQUIPMENT - 10.1%
    130,700  Beckman Coulter, Inc.                    7,250,942      7,132,299
    151,700  Cytyc Corp.*<F14>                        3,808,781      4,274,906
    140,000  Fisher Scientific
               International Inc.*<F14>               7,455,410      9,527,000

             HEALTH CARE SERVICES - 5.9%
    115,600  DaVita, Inc.*<F14>                       6,770,712      6,960,276
    206,500  IMS Health Inc.                          5,139,704      5,321,505

             PHARMACEUTICALS - 2.7%
    167,800  Endo Pharmaceuticals
               Holdings Inc.*<F14>                    5,015,652      5,505,518
                                                   ------------   ------------
             TOTAL HEALTH CARE                       35,441,201     38,721,504

             THIS SECTOR IS 9.3% ABOVE YOUR FUND'S COST.

INDUSTRIALS

             AEROSPACE & DEFENSE - 10.5%
    107,100  Embraer-Empresa Brasileira de
               Aeronautica S.A. ADR                   3,995,539      3,946,635
    187,600  Precision Castparts Corp.                6,848,953     11,143,440
    119,100  Rockwell Collins, Inc.                   5,899,116      6,711,285

             CONSTRUCTION & ENGINEERING - 6.3%
    170,500  McDermott International, Inc.*<F14>      6,357,961      9,283,725
     93,200  URS Corp.*<F14>                          3,891,527      3,751,300

             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS - 4.5%
    101,500  Manitowoc Company, Inc.                  6,981,511      9,251,725

             DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES - 1.7%
     78,700  West Corp.*<F14>                         3,203,955      3,514,742

             ELECTRICAL COMPONENTS & EQUIPMENT - 4.6%
    115,400  AMETEK, Inc.                             4,406,803      5,188,384
     84,200  Thomas & Betts Corp.*<F14>               2,872,923      4,326,196

             INDUSTRIAL CONGLOMERATES - 3.1%
     96,100  Walter Industries, Inc.                  6,157,607      6,402,182

             INDUSTRIAL MACHINERY - 1.1%
     43,000  IDEX Corp.                               1,820,388      2,243,310
                                                   ------------   ------------
             TOTAL INDUSTRIALS                       52,436,283     65,762,924

             THIS SECTOR IS 25.4% ABOVE YOUR FUND'S COST.

INFORMATION TECHNOLOGY

             APPLICATION SOFTWARE - 3.6%

     90,000  Cognos, Inc.*<F14>                       3,249,920      3,501,000
     68,600  Hyperion Solutions Corp.*<F14>           2,331,807      2,236,360
     72,800  Jack Henry & Associates, Inc.            1,595,339      1,664,936

             COMMUNICATIONS EQUIPMENT - 9.4%
    172,000  Avaya Inc.*<F14>                         1,990,750      1,943,600
     58,400  Comverse Technology, Inc.*<F14>          1,423,459      1,374,152
    327,700  Foundry Networks, Inc.*<F14>             4,683,403      5,951,032
    213,200  Harris Corp.                             8,176,869     10,082,228

             ELECTRONIC EQUIPMENT MANUFACTURERS - 2.4%
    141,900  Tektronix, Inc.                          3,575,273      5,067,249

             ELECTRONIC MANUFACTURING SERVICES - 4.0%
    147,000  Celestica Inc.*<F14>                     1,626,694      1,683,150
     81,300  Molex Inc.                               2,628,508      2,699,160
     85,400  Trimble Navigation Ltd.*<F14>            3,618,877      3,847,270

             IT CONSULTING & OTHER SERVICES - 0.9%
     50,300  SRA International, Inc.*<F14>            1,872,397      1,897,819

             SEMICONDUCTOR EQUIPMENT - 2.1%
    273,500  Teradyne, Inc.*<F14>                     4,504,349      4,241,985

             SEMICONDUCTORS - 2.9%
    314,200  Fairchild Semiconductor
               International, Inc.*<F14>              5,561,481      5,991,794

             TECHNOLOGY DISTRIBUTORS - 5.0%
    153,000  Avnet, Inc.*<F14>                        3,746,412      3,883,140
    327,500  Ingram Micro Inc.*<F14>                  6,527,300      6,550,000
                                                   ------------   ------------
             TOTAL INFORMATION TECHNOLOGY            57,112,838     62,614,875

             THIS SECTOR IS 9.6% ABOVE YOUR FUND'S COST.

MATERIALS

             STEEL - 5.0%
     16,400  Allegheny Technologies, Inc.               948,549      1,003,352
     14,400  Carpenter Technology Corp.               1,282,952      1,361,088
     19,300  Cleveland-Cliffs Inc.                    1,744,390      1,681,416
     60,100  IPSCO, Inc.                              4,234,657      6,255,809
                                                   ------------   ------------
             TOTAL MATERIALS                          8,210,548     10,301,665
                                                   ------------   ------------

             THIS SECTOR IS 25.5% ABOVE YOUR FUND'S COST.

             Total common stocks                    176,863,414    201,149,721

 PRINCIPAL
  AMOUNT
 ---------

SHORT-TERM INVESTMENTS - 2.9% (A)<F15>

             COMMERCIAL PAPER - 2.4%
 $4,900,000  New Center Asset Trust,
               due 4/03/06, discount of 4.84%         4,898,682      4,898,682

             VARIABLE RATE DEMAND NOTES - 0.5%
    434,750  American Family
               Financial Services, 4.47%                434,750        434,750
    584,109  Wisconsin Corporate Central
               Credit Union, 4.49%                      584,109        584,109
                                                   ------------   ------------
             Total variable rate demand notes         1,018,859      1,018,859
                                                   ------------   ------------
             Total short-term investments             5,917,541      5,917,541
                                                   ------------   ------------
             Total investments                     $182,780,955    207,067,262
                                                   ------------
                                                   ------------
             Liabilities, less cash and
               receivables (0.2%) (A)<F15>                            (399,492)
                                                                  ------------
                  NET ASSETS                                      $206,667,770
                                                                  ------------
                                                                  ------------
             Net Asset Value Per Share
             ($0.01 par value, 100,000,000
             shares authorized), offering
             and redemption price
             ($206,667,770 / 18,216,603
             shares outstanding)                                        $11.35
                                                                        ------
                                                                        ------

*<F14> Non-dividend paying security.
(A)<F15> Percentages for the various classifications relate to net assets. ADR- American Depository Receipts

                            STATEMENT OF OPERATIONS
                    For the Six Months Ended March 31, 2006
                                  (Unaudited)

INCOME:
   Dividends                                                       $   389,570
   Interest                                                            243,829
                                                                   -----------
       Total income                                                    633,399
                                                                   -----------
EXPENSES:
   Management fees                                                     966,768
   Service and Distribution expenses                                    54,100
   Registration fees                                                    29,758
   Transfer agent fees                                                  28,131
   Professional fees                                                    26,735
   Administrative services                                              20,360
   Printing and postage expense                                         12,505
   Custodian fees                                                        9,483
   Insurance expense                                                     5,580
   Board of Directors fees and expenses                                  2,138
   Other expenses                                                        8,960
                                                                   -----------
       Net expenses                                                  1,164,518
                                                                   -----------
NET INVESTMENT LOSS                                                   (531,119)
                                                                   -----------
NET REALIZED GAIN ON INVESTMENTS                                    19,917,437
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              (9,171,639)
                                                                   -----------
NET GAIN ON INVESTMENTS                                             10,745,798
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $10,214,679
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            BRANDYWINE ADVISORS FUND
                      STATEMENTS OF CHANGES IN NET ASSETS
              For the Six Months Ended March 31, 2006 (Unaudited)
                   and for the Year Ended September 30, 2005

                                                                                            2006                2005
                                                                                            ----                ----
OPERATIONS:
   Net investment loss                                                                  $   (531,119)       $   (820,684)
   Net realized gain on investments                                                       19,917,437          29,354,327
   Net (decrease) increase in unrealized appreciation on investments                      (9,171,639)         19,048,051
                                                                                        ------------        ------------
       Net increase in net assets resulting from operations                               10,214,679          47,581,694
                                                                                        ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains ($1.40103 per share)                            (22,982,674)                 --
                                                                                        ------------        ------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (2,603,628 and 1,493,573 shares, respectively)             27,346,992          16,668,564
   Net asset value of shares issued in distributions reinvested (610,242 shares)           6,004,139                  --
   Cost of shares redeemed (1,323,764 and 416,442 shares, respectively)                  (14,508,731)         (4,302,727)
                                                                                        ------------        ------------
       Net increase in net assets derived from Fund share activities                      18,842,400          12,365,837
                                                                                        ------------        ------------
       TOTAL INCREASE                                                                      6,074,405          59,947,531

NET ASSETS AT THE BEGINNING OF THE PERIOD                                                200,593,365         140,645,834
                                                                                        ------------        ------------
NET ASSETS AT THE END OF THE PERIOD                                                     $206,667,770        $200,593,365
   (Includes accumulated net investment loss of $0 and $82,457, respectively)           ------------        ------------
                                                                                        ------------        ------------

                              FINANCIAL HIGHLIGHTS
 (selected data for each share of the Fund outstanding throughout each period)

                                                                                                                    FOR THE PERIOD
                                       FOR THE SIX                                                FOR THE PERIOD       10/01/00
                                       MONTHS ENDED      FOR THE YEARS ENDED SEPTEMBER 30,           10/31/00        (COMMENCEMENT
                                      MARCH 31, 2006   --------------------------------------    (EFFECTIVE DATE)   OF OPERATIONS)
                                       (UNAUDITED)     2005       2004        2003       2002    THROUGH 9/30/01   THROUGH 10/31/00
                                      --------------   ----       ----        ----       ----    ---------------   ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period      $12.29       $9.22      $8.42       $7.29      $8.34        $10.48            $10.00

Income from investment operations:
   Net investment loss(1)<F16>             (0.03)      (0.05)     (0.07)      (0.06)     (0.06)        (0.08)             0.00
   Net realized and unrealized
     gains (losses) on investments          0.49        3.12       0.87        1.19      (0.99)        (2.06)             0.48
                                          ------      ------     ------      ------     ------        ------            ------
Total from investment operations            0.46        3.07       0.80        1.13      (1.05)        (2.14)             0.48
                                          ------      ------     ------      ------     ------        ------            ------
Less distributions:
   Dividend from net investment income        --          --         --          --         --            --                --
   Distribution from net realized gains    (1.40)         --         --          --         --            --                --
                                          ------      ------     ------      ------     ------        ------            ------
Total from distributions                   (1.40)         --         --          --         --            --                --
                                          ------      ------     ------      ------     ------        ------            ------
Net asset value, end of period            $11.35      $12.29      $9.22       $8.42      $7.29         $8.34            $10.48
                                          ------      ------     ------      ------     ------        ------            ------
                                          ------      ------     ------      ------     ------        ------            ------
TOTAL INVESTMENT RETURN                     5.60%*     33.30%      9.50%      15.50%    (12.59%)      (20.42%)*           4.80%*
                                               <F17>                                                        <F17>            <F17>
RATIOS/SUPPLEMENTAL DATA:
Net assets,
  end of period (in 000's $)             206,668     200,593    140,646     128,606    108,692        26,687            26,456
Ratio of expenses
  to average net assets                     1.20%**     1.19%      1.20%       1.22%      1.25%         1.68%**           1.73%**
                                               <F18>                                                       <F18>             <F18>
Ratio of net investment loss
  to average net assets                    (0.55%)**   (0.51%)    (0.75%)     (0.75%)    (0.77%)       (0.94%)**         (0.58%)**
                                                <F18>                                                       <F18>             <F18>
Portfolio turnover rate                    118.2%      206.8%     269.5%      269.5%     258.7%        264.5%             20.6%

(1)<F16> In 2006, 2005, 2004, 2003 and 2002, net investment loss per share was calculated using average shares outstanding. In all other periods, net investment loss per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.
  *<F17>   Not Annualized.
 **<F18>   Annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                            BRANDYWINE ADVISORS FUND
                         NOTES TO FINANCIAL STATEMENTS
                           March 31, 2006 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of Brandywine Advisors Fund (the "Fund"). The Fund is registered as a diversified open-end management company under the Investment Company Act of 1940, as amended, and is a series of the Brandywine Blue Fund, Inc. (the "Blue Fund"). The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The Fund was privately offered from October 1, 2000 (commencement of operations) to October 31, 2000 (effective date), the date shares were first offered to the public. The assets and liabilities of each series in the Blue Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The investment objective of the Fund is to produce capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities has halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date; however, for purposes of executing shareholder transactions, the Fund records changes in holdings of portfolio securities no later than the first business day after the trade date in accordance with Rule 2a-4 of the Investment Company Act. Accordingly certain differences between net asset value for financial reporting and for executing shareholder transactions may arise.

     (b) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) No provision has been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

     The Fund has a management agreement with Friess Associates, LLC (the "Adviser"), with whom certain Officers and Directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of the Fund. Also, the Adviser is reimbursed for administrative services rendered to the Fund by a consultant paid by the Adviser.

     The Adviser entered into a sub-advisory agreement with its affiliate, Friess Associates of Delaware, LLC (the "Sub-Adviser"), to assist it in the day-to-day management of the Fund. The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolio of the Fund, directing the purchase and sale of investment securities in the day-to-day management of the Fund. The Adviser pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser. This relationship does not increase the annual management fee the Fund pays to the Adviser.

     The Fund pays each of the six independent directors annual fees in shares of the Fund worth $2,500. The Lead Independent Director and Chairman of the Audit Committee are paid additional shares worth $5,000 and $2,500 annually, divided proportionately among all the Brandywine Funds. The Fund also reimburses directors for travel costs incurred in order to attend meetings of the Board of Directors. For the six months ended March 31, 2006 the Fund expensed the following directors fees and costs:

     Directors Fees (in shares of the Fund)
       and Travel Costs Paid during the Period                          $2,138

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund's average net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year. In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

     At March 31, 2006, approximately 82% of the outstanding shares of the Fund are owned by one of the Fund's Directors.

(3)  CREDIT AGREEMENT

     U.S. Bank, N.A. has made available to the Fund a $4,000,000 uncommitted credit facility pursuant to a Credit Agreement, which was booked on December 6, 2004, for the purpose of having cash available to cover incoming redemptions. Principal and interest of such loan under the Credit Agreement is due not more than 31 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one on the amount borrowed. During the six months ended March 31, 2006, the Fund did not borrow against its Agreement. The Credit Agreement expires on December 18, 2006.

(4)  DISTRIBUTIONS TO SHAREHOLDERS

     Net investment income and net realized gains, if any, are distributed to shareholders at least annually. On December 29, 2005 the Fund distributed $1,340,870 from long-term realized gains ($0.07335 per share). The distribution was paid on December 29, 2005 to shareholders of record on December 28, 2005.

(5)  INVESTMENT TRANSACTIONS AND RELATED COSTS

     For the six months ended March 31, 2006, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Fund were as follows:

                          SALE         TRANSACTION        RATIO OF COST TO
      PURCHASES         PROCEEDS           COST          AVERAGE NET ASSETS
      ---------         --------       -----------       -----------------
     $226,140,189     $216,744,098       $503,926              0.26%

     Transaction cost represents the total commissions paid by the Fund on its purchases and sales of investment securities. These costs are added to the cost basis of the securities purchased and are deducted from the proceeds of securities sold, thereby reducing the realized gains or increasing the realized losses upon the sale of the securities.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     As of March 31, 2006, liabilities of the Fund included the following:

     Payable to brokers for investments purchased                 $  1,125,970
     Payable to Adviser for management fees                            171,718
     Other liabilities                                                  66,887

(7)  SOURCES OF NET ASSETS

     As of March 31, 2006, the sources of net assets were as follows:

     Fund shares issued and outstanding                           $164,336,190
     Net unrealized appreciation on investments                     24,286,307
     Accumulated net realized gains                                 18,045,273
                                                                  ------------
                                                                  $206,667,770
                                                                  ------------
                                                                  ------------

8)   INCOME TAX INFORMATION

     The following information for the Fund is presented on an income tax basis as of March 31, 2006:

                          Gross             Gross          Net Unrealized
       Cost of         Unrealized         Unrealized        Appreciation
     Investments      Appreciation       Depreciation      on Investments
     -----------      ------------      --------------     --------------
     $182,781,546      $25,547,493        $1,261,777         $24,285,716

     The following information for the Fund is presented on an income tax basis as of September 30, 2005:

                           Gross             Gross          Net Unrealized     Distributable     Distributable
         Cost of         Unrealized        Unrealized        Appreciation         Ordinary         Long-Term
       Investments      Appreciation      Depreciation      on Investments         Income        Capital Gains
       -----------      ------------     --------------     --------------     -------------     -------------
      $161,330,199      $34,823,376        $1,365,430         $33,457,946       $13,635,488       $8,006,141

     The difference, if any, between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

     The tax components of dividends paid during the years ended September 30, 2005 and 2004, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of September 30, 2005, and tax basis post-October losses as of September 30, 2005, which are not recognized for tax purposes until the first day of the following fiscal year are:

                            September 30, 2005                                 September 30, 2004
     ----------------------------------------------------------------     ------------------------------
       Ordinary         Long-Term       Net Capital        Ordinary        Long-Term
        Income        Capital Gains         Loss         Post-October        Income        Capital Gains
     Distribution     Distributions      Carryovers         Losses        Distribution     Distribution
     ------------     -------------     -----------      ------------     ------------     -------------
     $         --     $         --      $         --     $         --     $         --     $         --

     The Fund utilized $38,921 of post-October losses from the prior year to decrease current year capital gains. The Fund also utilized $6,996,561 of its capital loss carryovers during the year ended September 30, 2005.

     Since there were no ordinary distributions paid for the year ended September 30, 2005, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003.

                                COST DISCUSSION

   Mutual fund shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Brandywine Advisors Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

   In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example at the end of this article.

   The example is based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2005 through March 31, 2006.

ACTUAL EXPENSES

   The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. While Brandywine Advisors currently does not assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense example tables. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                 BEGINNING      ENDING
                                  ACCOUNT      ACCOUNT        EXPENSES PAID
                                   VALUE        VALUE      DURING PERIOD*<F19>
                                 10/01/05      3/31/06       10/01/05-3/31/06
                                 --------      -------       ----------------
Brandywine Advisors Actual       $1,000.00    $1,056.00           $6.15

Hypothetical (5% return
  before expenses)               $1,000.00    $1,018.90           $6.04

*<F19> Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one- half year period between October 1, 2005 and March 31, 2006).

              ADDITIONAL DIRECTOR INFORMATION, PROXY VOTING POLICY
                       AND QUARTERLY PORTFOLIO SCHEDULES

   For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (877) 636-6460 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2005 is available on the Fund's website at http://www.brandywinefunds.com or the website of the Commission. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the Commission's website. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                 BRANDYWINE ADVISORS FUND'S ADVISORY AGREEMENT

   On December 5, 2005, the Board of Directors of the Fund approved the continuation of the advisory agreement with Friess Associates, LLC ("Friess"). Prior to approving the continuation of the advisory agreement, the Board considered:

   o   the nature, extent and quality of the services provided by Friess

   o   the investment performance of the Fund

   o the costs of the services to be provided and profits to be realized by Friess from its relationship with the Fund

   o the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale

   o   the expense ratio of the Fund

   o the manner in which portfolio transactions for the Fund are conducted, including the use of soft dollars

   In considering the nature, extent and quality of the services provided by Friess, the Board of Directors reviewed a report describing the portfolio management, shareholder communication and support and regulatory compliance services provided by Friess to the Fund. The Board concluded that Friess was providing essential services to the Fund. In particular, the Board concluded that Friess was preparing reports to shareholders in addition to those required by law.

   The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the advisory agreement.

   In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed a report of the costs of services provided by and the profits realized by Friess from its relationship with the Fund and concluded that such profits were reasonable and not excessive. The Directors also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee paid by the Fund was higher than the average advisory fee paid by comparable mutual funds, but the expense ratio of the Fund was lower than the average expense ratio of comparable mutual funds. The Directors also noted that all clients of Friess pay the same 1% advisory fee. They noted that this fee would not be adjusted if economies of scale were realized during the current contract period as the Fund grew, but did not consider that factor to be significant in light of the other factors considered.

   Finally, the Board reviewed reports discussing the manner in which portfolio transactions for the Fund were conducted, including the use of soft dollars. Based on these reports, the Board concluded that the research obtained by Friess was beneficial to the Fund and that Friess was executing the Fund's portfolio transactions in a manner designed to obtain best execution for the Fund.

CAPITAL GAINS UPDATE . . .

   Halfway through the fiscal year it appears the Brandywine Advisors Fund could be on its way to distributing capital gains in October. Brandywine Advisors finished the March quarter with realized gains representing $0.99 per share.

   This realized gain figure is provided to keep shareholders updated on the status of the capital gains situation as the fiscal year progresses. Gains and losses realized over the next six months will determine whether a distribution is in order and, if so, dictate the amount of capital gains to be distributed.

                               BOARD OF DIRECTORS

                                Robert F. Birch
                             President and Director
                          New America High Income Fund
                              Dover, Massachusetts

                              William F. D'Alonzo
                                  CEO and CIO
                               Friess Associates
                              Greenville, Delaware

                                Foster S. Friess
                                    Chairman
                               Friess Associates
                                Jackson, Wyoming

                                Quentin Jackson
                               President and CEO
                       Nuclear Electric Insurance Limited
                              Wilmington, Delaware

                              Stuart A. McFarland
                                Chairman and CEO
                            Federal City Bancorp and
                             American Partners Bank
                               Bethesda, Maryland

                            W. Richard Scarlett, III
                                Chairman and CEO
                     United Bancorporation of Wyoming, Inc.
                                Jackson, Wyoming

                                  James W. Zug
                             Former Senior Partner
                           PricewaterhouseCoopers LLP
                              Radnor, Pennsylvania

                      P.O. Box 4166, Greenville, DE 19807
        (877) 636-6460      www.brandywinefunds.com      bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK, N.A.
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Registered Public Accounting Firm : PRICEWATERHOUSECOOPERS LLP Legal Counsel: FOLEY & LARDNER LLP
Distributor: QUASAR DISTRIBUTORS, LLC

 OFFICERS: Foster S. Friess, Founder; William D'Alonzo, Chairman and President; Lynda Campbell, Vice President and Secretary; Christopher Long, Vice President
    and Treasurer; David Marky, Chief Compliance Officer, Vice President and
             Assistant Secretary; and Paul Robinson, Vice President

                          Report Editor: Chris Aregood
             Report Staff: Rebecca Buswell, Dave Marky, Adam Rieger

The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The Prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-877-636-6460, or visiting www.brandywinefunds.com. Read it carefully before investing.

MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE. Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Fund as of 3/31/06, unless listed in the accompanying statement of net assets. The Price to Earnings (P/E) Ratio is calculated by dividing current price of the stock by the company's estimated earnings per share for the current calendar year. References to the earnings growth rates of the Fund refer solely to the estimated earnings growth rates of the average investment holding of the Fund based on consensus estimates from Baseline and not to the actual performance of the Fund itself. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community. The S&P 500, Russell Midcap, and Russell Midcap Growth Indexes are unmanaged indices commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index.

As of March 31, 2006, the S&P 500 Index's average annual total returns for 1, 5 and 10 years were 11.73, 3.97 and 8.95 percent; the Russell Midcap Index's were 21.54, 12.52 and 12.66 percent; and the Russell Midcap Growth Index's were 22.68, 8.99 and 9.39 percent.

                                                                            4/06

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

None.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The disclosure controls and procedures of the Brandywine Blue Fund, Inc. are periodically evaluated. As of April 13, 2006, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b) The internal controls of the Brandywine Blue Fund, Inc. are periodically evaluated. There were no changes to Brandywine Blue Fund's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, such controls.

ITEM 12.  EXHIBITS.
------------------

(a)  Any code of ethics or amendment thereto.  Not applicable.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Brandywine Blue Fund, Inc.
     --------------------------
     Registrant

     By /s/ William F. D'Alonzo
        -----------------------------------------------
        William F. D'Alonzo Principal Executive Officer

     Date   April 13, 2006
           --------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     Brandywine Blue Fund, Inc.
     --------------------------
     Registrant

     By /s/ Christopher G. Long
        ------------------------------------------------
        Christopher G. Long, Principal Financial Officer

     Date   April 13, 2006
           ---------------------------------------------